SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Financial Statements and Schedules

December 31, 2025 and 2024

(With Independent Auditors’ Report Thereon)

KPMG LLP
Suite 1100
One Jackson Place
188 East Capitol Street
Jackson, MS 39201-2127

Independent Auditors’ Report

The Board of Directors

Southern Farm Bureau Life Insurance Company:

Opinions

We have audited the statutory financial statements of Southern Farm Bureau Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities and stockholders’ equity as of December 31, 2025 and 2024, and the related statutory statements of earnings, changes in stockholders’ equity, and cash flow for the years then ended, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities and stockholders’ equity of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for the years then ended in accordance with accounting practices prescribed or permitted by the Mississippi Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1(c) to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Mississippi Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 1(d) and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Mississippi Insurance Department.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.
KPMG International Limited, a private English company limited by guarantee.

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in Schedules 1-4 is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Mississippi Insurance Department. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Jackson, Mississippi

April 28, 2026

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,
Liabilities and Stockholders’ Equity

December 31, 2025 and 2024

Admitted Assets	2025	2024
Investments:
Bonds, generally at amortized cost (fair value of $10,201,873,110 in 2025 and $9,664,864,397 in 2024)	$10,584,613,258	10,392,136,597
Stocks:
Preferred stocks, generally at fair value (amortized cost of $24,217,509 in 2025 and $32,017,839 in 2024)	24,236,106	33,648,206
Common stocks, at fair value (cost of $1,000,619,527 in 2025 and $864,396,198 in 2024)	1,322,608,597	1,068,607,053
Total stocks	1,346,844,703	1,102,255,259

Mortgage loans	2,139,263,604	2,123,727,368

Real estate:
Home office property, at cost, less accumulated depreciation of $38,708,241 in 2025 and $37,470,166 in 2024	19,913,501	18,412,332
Real estate held for investment, at cost	1,088,764	1,088,764
Total real estate	21,002,265	19,501,096

Other invested assets	1,369,481,472	1,323,595,778
Cash, cash equivalents and short-term investments, at cost, which approximates fair value	192,869,878	205,359,512
Policy loans	665,447,296	638,347,049
Receivable for securities/other	14,653,485	5,780,534
Total investments	16,334,175,961	15,810,703,193

Other assets:
Deferred income taxes	50,622,784	59,088,233
Premiums deferred and uncollected	392,297,766	380,221,587
Accrued investment income	137,975,632	130,224,625
Company owned life insurance contracts	76,544,190	74,321,377
Other receivables and other assets	28,292,910	27,344,695
Separate account assets	10,068,895	9,071,094
Total other assets	695,802,177	680,271,611
Total admitted assets	$17,029,978,138	16,490,974,804

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,
Liabilities and Stockholders’ Equity

December 31, 2025 and 2024

Liabilities and Stockholders’ Equity	2025	2024
Aggregate policy reserves:
Life and annuity policies and contracts	$11,151,904,308	11,006,702,397
Accident and health contracts	146,591,872	148,621,011
Supplementary contracts	114,770,619	120,656,992
Total aggregate policy reserves	11,413,266,799	11,275,980,400
Policy and contract claims	54,751,283	63,095,952

Policyholders’ funds:
Premiums received in advance	460,330	432,054
Funds on deposit	21,144,154	21,315,928
Accrued policy dividends	63,455,114	58,459,020
Dividends left on deposit	196,096,708	202,599,359
Total policyholders’ funds	281,156,306	282,806,361
Pension plan administration funds	483,038,738	472,168,872

General liabilities:
Taxes, other than federal income taxes	4,792,768	6,108,567
Federal income taxes payable	14,922,495	8,028,347
Due to affiliates	154,785	599,030
Commissions	21,674,843	20,660,783
Notes payable	140,734,179	140,734,207
Pension and postretirement benefits	65,716,504	64,534,771
Accounts payable and other liabilities	71,002,078	68,716,847
Total general liabilities	318,997,652	309,382,552
Asset valuation reserve	538,300,570	514,606,827
Separate account liabilities	10,068,895	9,071,094
Total liabilities	13,099,580,243	12,927,112,058

Stockholders’ equity:
Common stock of $100 par value. Authorized 20,000 shares; issued and outstanding 15,000 shares	1,500,000	1,500,000
Additional paid-in capital	400,000	400,000
Unassigned surplus	3,928,497,895	3,561,962,746
Total stockholders’ equity	3,930,397,895	3,563,862,746
Total liabilities and stockholders’ equity	$17,029,978,138	16,490,974,804

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Earnings

Years ended December 31, 2025 and 2024

	2025	2024
Income:
Premiums and other considerations:
Life premiums	$1,004,833,733	963,214,664
Annuity premiums and other fund deposits	68,855,804	76,015,857
Accident and health premiums	11,111,371	11,518,998
Supplementary contracts	13,819,642	13,005,771
Investment income, net of expenses of $22,458,167 in 2025 and $21,314,781 in 2024	682,737,860	647,349,877
Separate account fees and other	3,861,622	4,100,095
Total income	1,785,220,032	1,715,205,262

Benefits and reserve changes:
Death benefits	330,405,539	347,085,317
Accident and health benefits	14,320,917	11,911,741
Surrender and other life insurance benefits	361,622,437	378,907,177
Annuity benefits	124,181,301	125,606,994
Net increase in aggregate reserves, certain funds on deposit, and loading on deferred and uncollected premiums	147,943,583	48,359,181
Interest on policy and contract funds	31,023,741	28,685,708
Payments on supplementary contracts	25,342,842	25,443,024
Total benefits and reserve changes	1,034,840,360	965,999,142

Other operating expenses:
Commissions	108,672,540	104,676,620
General insurance expenses	226,433,041	212,320,834
Taxes, licenses and fees	34,383,308	33,280,809
Total other operating expenses	369,488,889	350,278,263
Earnings before policyholders’ dividends, federal income taxes and realized investment gains (losses)	380,890,783	398,927,857
Policyholders’ dividends	61,857,119	56,961,897
Earnings before federal income taxes and realized investment gains (losses)	319,033,664	341,965,960
Federal income taxes	74,850,000	75,640,000
Earnings before realized investment gains (losses)	244,183,664	266,325,960
Realized investment gains (losses)	34,614,845	22,490,932
Adjusted for:
Federal income tax expense	(10,073,109)	(6,585,164)
Transfer to interest maintenance reserve	2,336,738	9,496,564
Net realized investment gains	26,878,474	25,402,332
Net earnings	$271,062,138	291,728,292

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Changes in Stockholders’ Equity

Years ended December 31, 2025 and 2024

	Common stock	Additional paid-in capital	Unassigned surplus
Balance, December 31, 2023	$1,500,000	400,000	3,257,686,046
Net earnings	—	—	291,728,292
Change in unrealized investment gains, net	—	—	52,562,298
Change in asset valuation reserve	—	—	(30,821,709)
Change in net deferred income taxes	—	—	6,706,105
Change in nonadmitted assets	—	—	11,323,724
Change in net actuarial loss on pension and postretirement benefits	—	—	(2,422,010)
Cash dividends to stockholders	—	—	(24,800,000)
Balance, December 31, 2024	1,500,000	400,000	3,561,962,746
Net earnings	—	—	271,062,138
Change in unrealized investment gains, net	—	—	138,889,436
Change in asset valuation reserve	—	—	(23,693,742)
Change in net deferred income taxes	—	—	11,561,267
Change in nonadmitted assets	—	—	8,105,065
Change in net actuarial loss on pension and postretirement benefits	—	—	610,985
Cash dividends to stockholders	—	—	(40,000,000)
Balance, December 31, 2025	$1,500,000	400,000	3,928,497,895

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2025 and 2024

	2025	2024
Cash from operations:
Premiums collected net of reinsurance	$1,078,170,663	1,037,557,615
Net Investment income	680,110,545	650,988,228
Miscellaneous Income	4,642,132	5,403,963
	1,762,923,340	1,693,949,806
Benefit and loss related payments	(898,274,538)	(884,088,894)
Net transfers to Separate Accounts, Segregated Accounts	268,782	723,560
Commissions, expenses paid and aggregate write-ins for deductions	(362,131,130)	(345,641,696)
Dividends paid to policyholders	(56,861,025)	(47,441,329)
Federal and foreign income taxes paid	(67,955,852)	(69,740,116)
	(486,679,225)	(462,099,581)
Net cash from operations	377,969,577	347,761,331

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,424,522,373	1,269,632,183
Common and preferred stocks	126,362,148	163,111,366
Mortgage loans	171,538,779	134,099,688
Other invested assets	151,778,705	144,309,838
Net gains or losses on cash, cash equivalents, and short-term investments	—	(76,716)
Miscellaneous proceeds	(10,073,110)	(10,298,149)
Total investment proceeds	1,864,128,895	1,700,778,210

Cost of investments acquired:
Bonds	(1,625,519,672)	(1,237,859,930)
Common and preferred stocks	(231,012,016)	(322,542,013)
Mortgage loans	(187,075,016)	(187,006,899)
Real estate	(2,739,245)	(2,057,619)
Other invested assets	(128,572,594)	(161,106,438)
Miscellaneous applications	(8,873,460)	(41,971)
Total investments acquired	(2,183,792,003)	(1,910,614,870)
Net increase in policy loans	(27,100,247)	(28,906,032)
Net cash from investments	(346,763,355)	(238,742,692)

Cash from financing and miscellaneous sources:
Borrowed funds, cash applied	(28)	—
Net deposits on deposit-type contracts	(1,690,932)	(34,455,989)
Dividends paid to stockholders	(40,000,000)	(24,800,000)
Other cash provided (applied)	(2,004,896)	(11,013,283)
Net cash from financing and miscellaneous sources	(43,695,856)	(70,269,272)
Net increase/(decrease) in cash, cash equivalents and short-term investments	(12,489,634)	38,749,367
Cash, cash equivalents and short-term investments:
Beginning of year	205,359,512	166,610,145
End of year	$192,869,878	205,359,512

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(1) Corporate Structure, Basis of Presentation and Summary of Significant Accounting Policies

(a)	Corporate Structure

Southern Farm Bureau Life Insurance Company (the Company) operates in the states of Arkansas, Colorado, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas, and Virginia. Because the Company operates within these states, the Company is subject to regulatory and market risks within this geographic area.

(b)	Nature of Business

The Company is primarily engaged in the business of providing a portfolio of the usual forms of ordinary life insurance on a participating basis, term, universal, and group life insurance, annuities, and accident and health coverages.

(c)	Basis of Presentation

The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Mississippi Insurance Department.

Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no permitted accounting practices that vary from prescribed accounting practices.

(d)	Differences between Statutory Accounting Practices and U.S. Generally Accepted Accounting Principles

Statutory Accounting Practices (SAP) differ from GAAP in several respects, which cause differences in reported assets, liabilities, stockholders’ equity (statutory capital and surplus), net earnings and cash flows. SAP which differ from GAAP include:

●	Investments in wholly owned subsidiaries are accounted for using the modified equity method (equity in earnings or losses determined on a statutory basis is included in unassigned surplus rather than earnings) and are treated as unconsolidated investments rather than being consolidated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 810, Consolidation.

●	Eligible bonds are carried at amortized cost and other bonds are carried in accordance with valuations established by the NAIC, generally at fair value. Under GAAP, bonds categorized as held to maturity are carried at amortized cost, while bonds categorized as available for sale or trading are carried at fair value.

●	Investments in preferred stocks are generally carried at fair value not to exceed any currently effective call price, except for redeemable preferred stocks (NAIC 1 and 2) which shall be valued at amortized cost and all other redeemable preferred stocks (NAIC 3 to 6) shall be reported at the lower of amortized cost or fair value. Under GAAP, preferred stocks are carried at fair value.

●	Certain assets, designated as nonadmitted assets, have been deducted from unassigned surplus.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

●	Aggregate reserves for life, annuities and accident and health policies are based on statutory requirements as described in the Valuation Manual. Reserves for health insurance are determined based on statutory morbidity and interest. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired or (ii) the account value for certain contracts without significant life contingencies.

●	The interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold or called. No such reserve is required under GAAP.

●	Deferred income taxes are recognized for both SAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SAP. Changes in deferred tax assets and liabilities are charged or credited directly to unassigned surplus under SAP. Under GAAP, these changes generally are included in net income.

●	The asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company and is charged to statutory surplus. No such reserve is required under GAAP.

●	Policy acquisition costs are expensed as incurred, while under GAAP, these costs are deferred and recognized over either (1) the expected premium paying period or (2) the estimated life of the contract.

●	Reserves are reported net of ceded reinsurance; under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with reinsurance receivable being reflected as an asset.

●	The Statements of Earnings are different in certain respects, with annual life premiums being recognized as revenue upon issue and subsequently upon anniversary. Annuity premiums are recognized as revenue when collected. Accident and health premiums are earned on a pro rata basis over the term of the policies. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue but as deposits, including those held in Separate Accounts.

●	Revenues for universal life policies and investment products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

●	The Statements of Cash Flow differ in certain respects from the presentation required by ASC 230, Statement of Cash Flows, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.

●	The provision for participating policyholders’ dividends is determined by the board of directors rather than being recorded ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

●	Pension and postretirement benefits expense and the related financial statement disclosures are not determined in accordance with ASC 715, Compensation – Retirement Benefits.

●	In accordance with Statements of Statutory Accounting Principles (SSAP), investments in low income housing tax credits are accounted for using the amortized cost method in accordance with GAAP with a modification to include tax benefits during the holding period.

●	The statutory basis financial statements do not include reporting and display of comprehensive income and its components as specified under GAAP.

The aggregate effect on the accompanying statutory financial statements of the variations from GAAP has not been determined, but is presumed to be material.

The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Recognition of Revenue and Related Expenses

Life premiums are recognized as income over the premium paying period of the related policies. For accident and health contracts, premiums are earned on a pro rata basis over the applicable policy period. Premiums and fund deposits for universal life, single premium immediate annuity and single premium deferred annuity contracts are reported as revenue when collected. Benefits and other fund withdrawals are expensed as incurred. Policy acquisition and maintenance expenses are charged to operations as incurred.

(f)	Financial Instruments

Investments in bonds are generally stated at amortized cost, except for bonds where the NAIC rating has fallen to 6 and the NAIC fair value has fallen below amortized cost, in which case they are carried at NAIC fair value. Interest revenue is generally recognized when earned.

Amortization of premiums and discounts on mortgage and asset-backed bonds is based on anticipated prepayments at the date of purchase, with significant changes in estimated cash flows from original purchase assumptions recognized using the prospective method. Prepayment assumptions for mortgage and asset-backed bonds are obtained from broker-dealer surveys. Amortization is accounted for using a method that approximates the interest method.

For the year ended December 31, 2024, prepayment assumptions were updated using the retrospective method. Effective January 1, 2025, following a revision to SSAP No. 43, the Company elected to use the prospective adjustment method. The impact to surplus resulting from the election in 2025 was immaterial.

Common stocks of unaffiliated companies are carried at fair value. Substantially all preferred stocks are valued at fair value not to exceed any currently effective call price.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

The Company periodically reviews the portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. The Company considers the following factors in determining that a decline in value is other-than-temporary: the extent and duration of the decline, the reason for the decline (either interest or credit related), the current conditions and near term financial prospects of the issuer, and the Company’s ability and intent to hold the security for a period of time sufficient to allow for recovery. If management determines that the decline in fair value is other-than-temporary, the cost of the investment is adjusted to fair value and a realized loss is recognized in the statutory statement of earnings. Subsequent recoveries in fair value are not recognized until the security is sold.

Short-term investments are stated at cost, which approximates fair value. Real estate is stated at depreciated cost. Real estate held for sale is carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Mortgage loans and policy loans are stated at their unpaid principal balance, less an allowance for loan losses, if any. Limited partnership interests are accounted for using the equity method.

Low income housing tax credit (LIHTC) property investments are initially recorded at cost and the excess of the carrying amount of the investment over its estimated residual value is amortized over the period in which tax benefits are allocated to the Company. The amount amortized during 2025 and 2024 was $715,172 and $2,035,952, respectively, and is reflected as a component of net investment income. The number of remaining years of unexpired tax credits varies from 1 to 3 years with a weighted average of 2.41. The required holding period varies from 1 to 7 years with a weighted average of 4.2 years. Currently, the properties are not subject to any regulatory reviews. The aggregate amount of LIHTC does not exceed 10% of the Company’s total assets. At December 31, 2025, there was one impairment in the amount of $140,574 related to the LIHTC investments.

Realized investment gains and losses, determined on a specific identification basis, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related income taxes. For bonds and preferred stock carried at NAIC fair value, the difference between amortized cost and fair value is treated as an unrealized loss in unassigned surplus. Changes in fair values of common stock and changes in statutory equity of unconsolidated subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.

(g)	Nonadmitted Assets

Certain assets, principally furniture, equipment, agents’ debit balances, prepaid expenses, and certain deferred income tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Changes in these assets are presented as changes in unassigned surplus.

(h)	Aggregate Reserves

Policy reserves on annuity and supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method. The valuation interest assumptions follow the Standard Valuation Law and Valuation Manual and vary by the contracts’ characteristics and their issue year.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

Policy reserves on life contracts are based on statutory mortality and valuation interest rates using the Commissioners’ Reserve Valuation Method or the Net Level Premium Reserve Method. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year. Liabilities for life policy reserves and interest-sensitive insurance contracts are based on statutory mortality and interest requirements.

Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables or anticipated experience using specified statutory interest rates, mortality or morbidity assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

In 2018, the Company early-adopted Principle-Based Reserves (PBR) on its 2017 CSO Mortality insurance products. These products include term policies sold January 1, 2018 and later, and also permanent policies and riders sold October 1, 2019 and later.

(i)	Policy and Contract Claims

The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for (a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer.

Reserve estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

(j)	Interest Maintenance Reserve

The IMR represents the deferral of interest-related realized capital gains and losses, net of tax, primarily on fixed maturity investments. These gains and losses are amortized into investment income on a level yield method over the estimated remaining life of the investment sold or called.

In 2023, the Company adopted the option to admit the net negative (disallowed) IMR (Negative IMR) per the Interpretation of the Statutory Accounting Principles (E) Working Group (INT 23-01). The Company meets the minimum requirements to admit the entire Negative IMR balance for 2025 and 2024. At December 31, 2025 and 2024, Negative IMR was $14,925,587 and $16,117,295, respectively.

(k)	Asset Valuation Reserve

The AVR is a reserve established to offset the potential for credit-related investment realized and unrealized losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(l)	Federal Income Taxes

The Company’s method of accounting for income taxes is the liability method. Under the liability method, deferred tax assets and liabilities are adjusted to reflect changes in statutory tax rates which impact surplus in the period such changes are enacted. Deferred income taxes are recognized, subject to statutory limitations, for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the temporary difference is expected to reverse.

(m)	Reinsurance

Premiums, commissions, expense reimbursement, and claims related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

(n)	Guaranty Fund Assessments

State guaranty fund assessments are recognized when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated. In addition, the Company may recognize an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies.

(o)	Electronic Data Processing (EDP) Equipment and Software

EDP equipment and operating software are admitted assets to the extent they conform to the requirement of SSAP No. 16, EDP Equipment and Software. These assets, net of accumulated depreciation, are included in the other receivables and other assets line item in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity. The Company computes depreciation using an accelerated depreciation method (MACRS) for EDP equipment and straight line depreciation method for software.

EDP equipment and operating software assets and accumulated depreciation related to these assets at December 31, 2025 and 2024 were as follows:

	2025	2024
Assets	$16,030,320	15,724,830
Accumulated depreciation	(14,255,669)	(13,239,664)
Net assets	$1,774,651	2,485,166

Depreciation expense related to these assets was $1,016,006 in 2025 and $1,529,133 in 2024.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(p)	Assets Held in Separate Accounts and Liabilities Related to Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity represent funds that are separately administered for variable annuity and variable life contracts and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying statutory financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in separate account fees and other income on the statutory statements of earnings.

(q)	Recently Issued Accounting Pronouncements

In March 2024, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Loan-Backed and Structured Securities, pursuant to the Statutory Accounting Principles Working Group’s Investment Classification Project. The revisions stem from a comprehensive review referred to as the “Principles-Based Bond Project” to establish principal concepts for determining whether a debt security qualifies for reporting as a bond, and accordingly, reported on Schedule D as an issuer obligation or an asset-backed security. Securities that do not qualify as a bond under the new principles-based bond definition will be reclassified to other invested assets. This guidance is effective January 1, 2025. Revisions were required to be adopted prospectively, with new disclosure requirements resulting from this adoption reflected in the Company’s current year disclosures. Disclosures relating to prior period information are not reflective of this accounting change. Based on the Company’s assessment of the bond portfolio as of December 31, 2025, no material reclassifications were made in 2025.

Further revisions to SSAP No. 43, Asset-Backed Securities included changes regarding when a reporting entity may utilize the prospective or retrospective method for assessing cash flows and prepayment assumptions. Under the new guidance, the prospective method can be applied to all asset-backed securities, or reporting entities can elect to utilize a retrospective adjustment method for specific asset-backed securities that are designated as high credit quality. The Company elected to use the prospective adjustment method for all asset-backed securities.

(r)	Reclassifications

Certain prior period adjustments have been reclassified to conform to the current year presentation. These reclassifications have no impact on stockholders’ equity or net earnings.

(s)	Subsequent Events

At its regularly scheduled meeting on February 17, 2026, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $36,700,000 paid on February 17, 2026 to the ten shareholders of record at February 17, 2026. The shareholders of record at February 17, 2026 were the Farm Bureau entities representing the states of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas, and Virginia. The dividend declaration and payment was approved in accordance with the Articles of Association and Bylaws of the Company.

The Company has evaluated all other subsequent events through April 28, 2026, the date the financial statements were available to be issued.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(2)	Investments

(a)	Admitted Bonds and Preferred and Common Stocks

At December 31, 2025, the book/adjusted carry values, gross unrealized gains and losses, and NAIC fair values of the Company’s admitted bonds were as follows:

		Gross	Gross
	Book/adjusted	unrealized	unrealized	Estimated
	carry value	gains	losses	fair value
2025:
Issuer Credit Obligations:
U.S. Government Obligations (Exempt from RBC)	$87,093,452	323,182	(2,099,476)	85,317,158
Non-U.S. Sovereign Jurisdiction Securities	33,306,378	207,468	(718,499)	32,795,347
Municipal Bonds - General Obligations (Direct & Guaranteed)	237,177,874	2,101,611	(14,197,352)	225,082,133
Municipal Bonds - Special Revenue	671,797,709	4,828,225	(44,967,325)	631,658,609
Corporate Bonds (Unaffiliated)	6,959,408,431	109,356,298	(209,314,319)	6,859,450,410
Single Entity Backed Obligations (Unaffiliated)	64,352,967	226,487	(1,375,964)	63,203,490
SVO-Identified Bond Exchange Traded Funds - Fair Value	116,303,061	—	—	116,303,061
Certificates of Deposit (Unaffiliated)	7,500,000	—	(24,163)	7,475,837
Other Issuer Credit Obligations (Unaffiliated)	2,079,490	23,768	(209,481)	1,893,777
Total Issuer Credit Obligations	$8,179,019,362	117,067,039	(272,906,579)	8,023,179,822

Asset-Backed Securities:
Financial Asset-Backed - Self-Liquidating
Agency RMBS - Guaranteed (Exempt from RBC)	$264,963,450	2,183,219	(22,718,875)	244,427,794
Agency CMBS - Guaranteed (Exempt from RBC)	261,765,093	436,923	(60,143,004)	202,059,012
Agency RMBS - Not/Partially Guaranteed (Not Exempt from RBC)	802,670,431	4,854,377	(94,368,076)	713,156,732
Agency CMBS - Not/Partially Guaranteed (Not Exempt from RBC)	88,793,110	1,536,068	(5,063,136)	85,266,042
Non-Agency RMBS (Unaffiliated)	450,305,428	2,346,592	(45,861,247)	406,790,773
Non-Agency CMBS (Unaffiliated)	209,994,446	2,137,903	(3,417,362)	208,714,987
Non-Agency - CLOs/CBOs/CDOs (Unaffiliated)	94,962,323	247,253	(90,583)	95,118,993
Other Financial Asset-Backed Securities - Self-Liquidating (Unaffiliated)	128,049,622	1,610,492	(5,520,588)	124,139,526
Non-Financial Asset-Backed Securities - Practical Expedient
Lease-Backed Securities - Practical Expedient (Unaffiliated)	36,397,870	552,732	(5,449,160)	31,501,442
Other Non-Financial Asset-Backed Securities - Practical Expedient (Unaffiliated)	62,692,123	731,420	(934,576)	62,488,967
Non-Financial Asset-Backed Securities - Full Analysis
Lease-Backed Securities - Full Analysis (Unaffiliated)	5,000,000	29,020	—	5,029,020
Total Asset-Backed Securities	$2,405,593,896	16,665,999	(243,566,607)	2,178,693,288
Total Bonds	$10,584,613,258	133,733,038	(516,473,186)	10,201,873,110

* Residential Mortage-Backed Securites (RMBS)
* Commercial Mortage-Backed Securites (CMBS)

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

At December 31, 2024, the cost or amortized cost, gross unrealized gains and losses, and NAIC fair values of the Company’s admitted bonds were as follows:

	Cost or	Gross	Gross
	amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
2024:
Bonds:
U.S.Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$86,535,794	—	(4,483,497)	82,052,297
Mortgage-backed securities:
U.S. government	488,128,061	657,371	(98,196,175)	390,589,257
Special revenue	856,424,993	1,530,961	(137,413,939)	720,542,015
Industrial and miscellaneous	708,809,487	3,520,594	(27,755,277)	684,574,804
Corporate and other securities:
Special revenue	1,306,851,911	2,346,346	(141,684,104)	1,167,514,153
Industrial and miscellaneous	6,903,299,780	39,221,198	(370,376,507)	6,572,144,471
Hybrid securities	46,184,031	2,503,939	(1,240,570)	47,447,400
Total bonds	$10,396,234,057	49,780,409	(781,150,069)	9,664,864,397

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

The estimated fair value and unrealized losses for debt and equity securities in an unrealized loss position at December 31, 2025 and 2024 were as follows:

	Held in a continuous unrealized loss position
	Less than 12 months		12 months or more		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
2025	fair value	losses	fair value	losses	fair value	losses
Bonds:
Issuer Credit Obligations	$1,607,989,653	(79,520,913)	2,748,010,974	(194,525,495)	4,356,000,627	(274,046,408)
Asset Backed Securities	276,287,848	(7,148,750)	1,141,883,360	(236,735,501)	1,418,171,208	(243,884,251)
Total bonds	$1,884,277,501	(86,669,663)	3,889,894,334	(431,260,996)	5,774,171,835	(517,930,659)
Preferred stocks	$2,207,356	(29,622)	9,002,117	(360,707)	11,209,473	(390,329)
Common stocks	110,653,105	(2,709,720)	72,632,102	(6,561,431)	183,285,207	(9,271,151)
Total stocks	$112,860,461	(2,739,342)	81,634,219	(6,922,138)	194,494,680	(9,661,480)
Derivative investments	$—	—	—	—	—	—

	Held in a continuous unrealized loss position
	Less than 12 months		12 months or more		Total
2024	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$76,194,656	(4,344,099)	5,857,641	(139,398)	82,052,297	(4,483,497)
Mortgage-backed securities	327,945,137	(14,120,139)	1,082,870,688	(249,245,252)	1,410,815,825	(263,365,391)
Corporate and other securities	1,647,335,100	(37,943,938)	4,535,916,393	(475,357,243)	6,183,251,493	(513,301,181)
Total bonds	$2,051,474,893	(56,408,176)	5,624,644,722	(724,741,893)	7,676,119,615	(781,150,069)
Preferred stocks	$—	—	17,969,350	(792,915)	17,969,350	(792,915)
Common stocks	295,962,168	(19,010,768)	—	—	295,962,168	(19,010,768)
Total stocks	$295,962,168	(19,010,768)	17,969,350	(792,915)	313,931,518	(19,803,683)
Derivative investments	$—	—	—	—	—	—

Approximately 59% of bonds have an unrealized loss position. This is largely due to a higher interest rate environment rather than credit stress. This is evidenced by over 97% of bonds with an unrealized loss have an investment grade rating. Bonds with loss positions had a loss of 8.2% on average.

Stocks had few unrealized losses with only 6.7% of assets holding a loss position. Two thirds of that amount is related to a single Exchange Traded Fund (ETF) that holds treasury futures.

Securities were reviewed in accordance with the Company’s impairment policy as described in note 1(f) and were deemed not to be other than temporarily impaired.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

Due to the subjective nature of the Company’s analysis and estimates of fair value along with the judgment that must be applied in the analysis, it is possible that the Company could reach a different conclusion whether or not to impair a security if it had access to additional information. Investment securities are exposed to various risks, including risks related to market interest rates, prepayment characteristics, and default. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is possible that changes in risks in the near term could result in other-than-temporary impairments recorded in the statutory statement of earnings.

The scheduled maturity distribution of the long-term bond portfolio at December 31, 2025 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/adjusted	Estimated
Issuer Credit Obligations:	carry value	fair value
Due in one year or less	$542,475,689	541,154,802
Due after one year through five years	2,608,231,506	2,589,329,852
Due after five years through ten years	3,366,096,189	3,305,641,111
Due after ten years through twenty years	1,215,366,906	1,150,513,470
Due after twenty years	446,849,072	436,540,587
	8,179,019,362	8,023,179,822
Asset Backed Securities:
Due in one year or less	652,908	625,871
Due after one year through five years	38,581,251	38,172,168
Due after five years through ten years	201,808,084	200,813,641
Due after ten years through twenty years	905,955,955	850,953,714
Due after twenty years	1,258,595,698	1,088,127,894
	$10,584,613,258	10,201,873,110

The Company owns certain assets which are considered to be restricted or not under the Company’s exclusive control. As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders. In addition, the Company owns common stock shares of Federal Home Loan Bank (FHLB) which enables the Company, as a member, to borrow funds for future investment strategies and for other liquidity needs. The Company also has pledged assets as collateral to the FHLB for the purpose of backing funding agreements and notes payable.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

At December 31, 2025 and 2024, the restricted assets of the Company were as follows:

	2025		2024
	Book/adjusted carry value	Fair value	Book/adjusted carry value	Fair value
On deposit with states	$6,218,620	6,190,285	6,067,861	5,928,462
FHLB - Membership stock	6,596,700	6,596,700	6,443,200	6,443,200
FHLB - Activity stock	4,448,000	4,448,000	4,448,000	4,448,000
FHLB - Excess stock	2,547,800	2,547,800	3,164,500	3,164,500
Pledged as collateral to FHLB	237,307,706	203,403,671	262,985,749	222,031,882
Total restricted assets	$257,118,826	223,186,456	283,109,310	242,016,044

Maximum pledged as collateral to FHLB during reporting period	$262,446,142	225,053,448	272,366,431	234,128,512

The credit quality of the long-term bond portfolio at December 31, 2025 and 2024 follows. The quality ratings represent NAIC designations.

	2025		2024
	Book/adjusted carry value	Percentage	Book/adjusted carry value	Percentage
Class 1 - highest quality	$6,478,424,614	61.2%	$6,231,788,460	60.0%
Class 2 - high quality	3,832,964,904	36.2	3,897,126,611	37.5
Class 3 - medium quality	129,754,569	1.2	127,010,419	1.2
Class 4 - low quality	83,322,214	0.8	61,505,718	0.6
Class 5 - lower quality	56,162,940	0.5	64,471,013	0.6
Class 6 - in or near default	3,984,017	0.1	10,234,376	0.1
	$10,584,613,258	100.0	$10,392,136,597	100.0

Bonds with ratings ranging from AAA/Aaa to BBB/Baa3, as assigned by a rating service such as Standard and Poor’s Corporation or Moody’s Investment Services, are generally regarded as investment grade securities. The NAIC regards A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality), and D ratings as Class 6 (in or near default).

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

A portion of bonds designated as Class 5 (lower quality) are classified as 5GI securities. 5GI securities are not valued by the NAIC’s Securities Valuation Office (SVO) but are self-designated by the Company with the assurance that the issuer is current in all principal and interest payments. The SVO allows this designation to be assigned. The Company also holds 5GI preferred stock.

The detail of 5GI securities at December 31, 2025 and 2024 follows:

	Number of 5GI Securities		Aggregate Book/Adjusted Carrying Value		Aggregate Fair Value
	2025	2024	2025	2024	2025	2024
Bonds	5	9	$26,048,744	53,976,804	$23,804,226	50,909,951
Preferred Stock	1	2	5,006,565	11,061,231	5,006,565	11,061,231
	6	11	$31,055,309	65,038,035	$28,810,791	61,971,182

(b)	Mortgage Loans

At December 31, 2025 and 2024, the Company’s mortgage loan portfolio consisted of the following:

	2025	2024
Commercial	$2,137,949,012	2,122,332,698
Residential	1,314,592	1,394,670
Total	$2,139,263,604	2,123,727,368
Average loan balance	$3,918,065	3,925,559

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

The mortgage loan portfolio is monitored on an individual loan basis by use of operating statement reviews, property inspection reports, and debt service coverage reports and is well diversified by property type, geographic location, and loans to any one borrower.

	Percentage of Portfolio
Mortgage loans by property type	2025	2024
Offices	25.3%	27.7%
Warehouse/Industrial	35.4	33.4
Apartments	17.9	17.3
Retail	19.4	19.4
Other	1.9	2.2
Residential	0.1	—
Total	100.0%	100.0%

	Percentage of Portfolio
Mortgage loans by geographic location	2025	2024
South Atlantic	23.8%	24.7%
Pacific	20.0	18.9
East North Central	15.3	15.5
Mountain	15.9	14.8
West South Central	12.8	13.2
East South Central	7.9	8.4
Middle Atlantic	3.8	3.9
West North Central	0.3	0.3
New England	0.2	0.3
Total	100.0%	100.0%

At December 31, 2025 and 2024, the Company had the following percentage of mortgage loans with underlying collateral located in the following states that were greater than 10% of the total:

	2025	2024
Exposure in California	18.60%	17.40%
Exposure in Florida	14.10	14.60

The Company maintains a mortgage loan portfolio that consists of first lien mortgage loans. The commercial loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties. The commercial mortgage loans have a maximum loan-to-value ratio of 75% at the date of origination. The Company generally does not engage in construction lending or land loans.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

The minimum and maximum interest rates on mortgage loans originated during 2025 and 2024 were as follows:

	2025	2024
Maximum interest rate	6.61%	6.58%
Minimum interest rate	5.22	5.25

As of December 31, 2025, all of the Company’s mortgages were in good standing with no principal or interest payments delinquent more than 90 days.

(c)	Net Investment Income

For the years ended December 31, 2025 and 2024, the sources of investment income of the Company were as follows:

	2025	2024
Bonds	$453,279,209	435,497,957
Preferred and common stocks	37,670,254	27,055,825
Mortgage loans	84,773,842	81,499,982
Policy loans	48,554,817	46,234,886
Cash, cash equivalents and short-term investments	10,260,146	9,659,441
Other	74,186,205	70,805,855
Gross Investment Income	708,724,473	670,753,946
Amortization of interest maintenance reserve	(3,528,446)	(2,089,288)
Investment expenses	(22,458,167)	(21,314,781)
Net investment income	$682,737,860	647,349,877

The cumulative amounts of paid in kind interest included in income are $69,567,690 and $55,618,515 through December 31, 2025 and 2024, respectively.

23	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(d)	Investment Gains and Losses

For the years ended December 31, 2025 and 2024, the proceeds, gross gains and gross losses from sales, calls, and other disposals on bonds, common stocks, and preferred stocks were as follows:

	Proceeds		Gross gains		Gross losses
	2025	2024	2025	2024	2025	2024
Bonds :
Sales	$300,140,892	362,379,541	2,560,395	3,271,549	7,766,251	16,452,698
Calls	232,776,019	81,428,907	601,901	658,543	101,049	42,052
Other disposals	881,545,380	826,536,978	351,171	8,103	57,229	619,213
Totals	$1,414,462,291	1,270,345,426	3,513,467	3,938,195	7,924,529	17,113,963
Common stock:
Sales	$112,079,094	179,174,703	28,049,949	25,778,792	6,043,592	3,354,770
Tax free exchange	—	—	—	—	—	—
Other disposals	—	—	—	—	—	—
Totals	$112,079,094	179,174,703	28,049,949	25,778,792	6,043,592	3,354,770
Preferred stock:
Sales	$2,683,817	1,982,053	81,573	—	19,181	184,147
Calls	1,200,000	5,500,000	679	490,831	12,750	—
Other disposals	10,399,237	1,000,000	3,811,372	27,929	2,625	—
Totals	$14,283,054	8,482,053	3,893,624	518,760	34,556	184,147

(e)	Other-than-temporary impairment (OTTI)

The total other-than-temporary impairment loss recognized in 2025 and 2024 was as follows:

	2025	2024
Bonds	$7,617,901	3,445,684
Common stocks	2,097,577	—
Limited partnerships	10,541,273	1,907,890
Total	$20,256,751	5,353,574

24	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(f)	Securities Lending Agreement

The Company has securities lending agreements whereby unrelated parties, primarily large financial institutions, borrow securities from the Company. The Company’s agreement with its securities lending agent prohibits the acceptance of cash collateral and requires that collateral be in the form of securities issued by the U.S. Government and its Agencies. Accordingly, the Company has no reinvestment risk associated with securities lending collateral. Collateral is held separately by the securities lending agent or a sub-custodian of the agent and does not appear in the asset schedules. The Company requires a minimum of 102% of the fair value of the security lent to be provided as collateral. The Company continues to retain control over and receive interest on the loaned securities, and accordingly, the loaned securities continue to be reported in the Company’s asset schedules. The securities loaned are on open terms and can be returned to the Company on the next business day requiring a return of the collateral. The Company cannot access the collateral unless the borrower fails to deliver loaned securities. To further minimize the credit risks related to this securities lending program and the associated counterparties, the Company receives indemnification from the securities lending agent.

The estimated fair value of securities on loan under the agreement was $113,988,678 and $137,927,343 at December 31, 2025 and 2024, respectively. Collateral for the securities lending agreement, which is not included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Stockholders’ Equity was $117,346,186 and $141,178,191 at December 31, 2025 and 2024, respectively.

25	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(3)	Aggregate Reserves

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium paid beyond the policy month of death. Surrender values are not promised in excess of the legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. For most policies the reserve held equals the reserve calculated in the same manner as a standard policy plus one-half of the additional premium charge for the policy year. For universal life policies issued 2001 and later, single premium whole life policies issued August 2012 and later, and term policies subject to VM-20, the reserve is calculated in the same manner as for standard policies but using substandard mortality in place of standard rates. For older single premium policies, the corresponding reserve is the standard reserve plus an amount equal to the additional single premium amortized over fifteen years.

The Company had $18,673,176,020 and $22,624,562,610 at December 31, 2025 and 2024, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Mississippi. Reserves to cover the above deficiency totaled $65,049,058 and $82,753,863 at December 31, 2025 and 2024, respectively.

The Company accounts for its policyholder dividends based on SSAP No. 51R, Life Contracts. Premiums under individual life participating policies were $633,655,526 in 2025 and $603,692,808 in 2024. The Company paid dividends in the amount of $56,861,026 in 2025 and $52,103,307 in 2024 to policyholders and did not allocate any additional income to such policyholders.

Liabilities for life insurance products principally use the 1958 CSO table assuming interest rates ranging from 2½% to 4½%, the 1980 CSO tables assuming interest rates ranging from 4% to 5%, the 2001 CSO tables assuming interest rates of 3% to 4%, and the 2017 CSO tables assuming interest rates of 3% to 4½%. Life products issued under the 2017 CSO basis are valued under the reserve requirements defined in VM-20 of the Valuation Manual. This includes term policies issued January 1, 2018 and later, as well as term riders and permanent products issued October 1, 2019 and later. Liabilities for most annuities use the 1971 IAM, 1983 Table A, or the Annuity 2000 tables with interest rates ranging from 3% to 8% and the 2012 IAR tables with interest rates ranging from 1% to 5½%.

26	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

As of December 31, 2025 and 2024, the following table summarizes the aggregate reserves for the Company by line of business:

	2025	2024
Individual life:
Traditional	$7,717,030,235	7,347,324,270
Universal	735,694,532	775,111,929
Total individual life	8,452,724,767	8,122,436,199
Group life	10,039,954	9,866,757
Total life	8,462,764,721	8,132,302,956
Annuities:
Individual:
Immediate	124,304,248	124,910,017
Deferred	2,100,254,049	2,265,123,977
Total individual annuities	2,224,558,297	2,390,033,994
Group annuities	38,646,221	38,305,135
Total annuities	2,263,204,518	2,428,339,129
Individual supplementary contracts with life contingencies	261,508,544	264,593,210
Other	164,426,525	181,467,102
Accident and health:
Active life – Individual	115,088,111	117,185,490
Active life – Group	1,554	1,554
Claim reserve – Individual	25,211,102	25,898,841
Claim reserve – Group	6,291,105	5,535,126
Total accident and health aggregate reserves	146,591,872	148,621,011
Supplementary contracts without life contingencies	114,770,619	120,656,992
Total aggregate reserves	$11,413,266,799	11,275,980,400

27	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

Withdrawal characteristics of annuity actuarial reserves, deposit type contract funds, and life actuarial reserves as of December 31, 2025, were as follows:

(a)	Individual Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$—	—	—	—	—%
(b) At book value less current surrender charge of 5% or more	37,919,460	—	—	37,919,460	1.522
(c) At fair value	—	—	5,842,130	5,842,130	0.234
(d) Total with market value adjustment or at fair value (Total of a through c)	37,919,460	—	5,842,130	43,761,590	1.756
(e) At book value without adjustment (minimal or no charge or adjustment)	2,062,334,591	—		2,062,334,591	82.761
2. Not subject to discretionary withdrawal	385,812,791	—	—	385,812,791	15.483
3. Total (gross: direct + assumed)	2,486,066,842	—	5,842,130	2,491,908,972	100.000
4. Reinsurance ceded	—	—	—	—
5. Total (net) (3) – (4)	$2,486,066,842	—	5,842,130	2,491,908,972
6. Amount in A(1)b that will move to A(1)e next year	$24,475,081	—	—	24,475,081

(b)	Group Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$1,567,755	—	—	1,567,755	4.057%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	1,567,755	—	—	1,567,755	4.057
(e) At book value without adjustment (minimal or no charge or adjustment)	36,414,194	—	—	36,414,194	94.224
2. Not subject to discretionary withdrawal	664,272	—	—	664,272	1.719
3. Total (gross: direct + assumed)	38,646,221	—	—	38,646,221	100.000
4. Reinsurance ceded	—	—	—	—
5. Total (net) (3) – (4)	$38,646,221	—	—	38,646,221
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

28	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(c)	Deposit-Type Contracts

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$483,038,738	—	—	483,038,738	59.265%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	483,038,738	—	—	483,038,738	59.265
(e) At book value without adjustment (minimal or no charge or adjustment)	331,451,516	—	—	331,451,516	40.666
2. Not subject to discretionary withdrawal	559,966	—	—	559,966	0.069
3. Total (gross: direct + assumed)	815,050,220	—	—	815,050,220	100.000
4. Reinsurance ceded	—	—	—	—
5. Total (net) (3) – (4)	$815,050,220	—	—	815,050,220
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

A reconciliation of annuity actuarial reserves and deposit type contract funds as of December 31, 2025 is as follows:

Amount
Life and accident and health annual statement:
1. Exhibit 5, annuities section, total (net)	$2,263,204,518
2. Exhibit 5, supplementary contracts with life contingencies section, total (net)	261,508,544
3. Exhibit of deposit-type contracts, line 14, column 1	815,050,219
4. Subtotal	3,339,763,281
Separate account assets statement:
5. Exhibit 3, line 0299999, column 2	5,842,130
6. Exhibit 3, line 0399999, column 2	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—
11. Subtotal	5,842,130
12. Combined total	$3,345,605,411

29	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(d)	Life Contracts

	General account			Separate account nonguaranteed
	Account			Account
	value	Cash value	Reserve	value	Cash value	Reserve
A. Subject to discretionary withdrawal:
(1) Term policies with cash value	$—	—	—	—	—	—
(2) Universal life	730,988,264	730,835,013	734,751,946	—	—	—
(3) Universal life with secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life with secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	—	5,581,958,948	6,341,045,580	—	—	—
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	1,656,090	1,656,090	1,678,482	4,226,765	4,226,765	4,226,765
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not Subject to discretionary withdrawal:
(1) Term policies without cash value	XXX	XXX	1,518,174,613	XXX	XXX	—
(2) Accidental death benefits	XXX	XXX	509,632	XXX	XXX	—
(3) Disability – Active lives	XXX	XXX	21,009,264	XXX	XXX	—
(4) Disability – Disabled lives	XXX	XXX	69,784,042	XXX	XXX	—
(5) Miscellaneous reserves	XXX	XXX	74,682,203	XXX	XXX	—
C. Total (gross: direct + assumed)	732,644,354	6,314,450,051	8,761,635,762	4,226,765	4,226,765	4,226,765
D. Reinsurance ceded	—	—	134,444,517	—	—	—
E. Total (net) (C) – (D)	$732,644,354	6,314,450,051	8,627,191,245	4,226,765	4,226,765	4,226,765

A reconciliation of the life actuarial reserves as of December 31, 2025 is as follows:

Amount
Life and accident and health annual statement:
(1) Exhibit 5, life insurance section, total (net)	$8,462,764,721
(2) Exhibit 5, accidental death benefits section, total (net)	509,632
(3) Exhibit 5, disability – active lives section, total (net)	21,009,264
(4) Exhibit 5, disability – disabled lives section, total (net)	68,241,450
(5) Miscellaneous reserves section, total (net)	74,666,179
(6) Subtotal	8,627,191,246
Separate accounts annual statement:
(7) Exhibit 3, line 0199999, column 2	4,226,765
(8) Exhibit 3, line 0499999, column 2	—
(9) Exhibit 3, line 0599999, column 2	—
(10) Subtotal (Lines 7–9)	4,226,765
(11) Combined total (6 and 10)	$8,631,418,011

30	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

Withdrawal characteristics of annuity actuarial reserves, deposit type contract funds, and life actuarial reserves as of December 31, 2024, were as follows:

(a)	Individual Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$—	—	—	—	—%
(b) At book value less current surrender charge of 5% or more	42,361,779	—	—	42,361,779	1.593
(c) At fair value	—	—	5,348,116	5,348,116	0.201
(d) Total with market value adjustment or at fair value (Total of a through c)	42,361,779	—	5,348,116	47,709,895	1.794
(e) At book value without adjustment (minimal or no charge or adjustment)	2,222,762,197	—	—	2,222,762,197	83.563
2. Not subject to discretionary withdrawal	389,503,228	—	—	389,503,228	14.643
3. Total (gross: direct + assumed)	2,654,627,204	—	5,348,116	2,659,975,320	100.000
4. Reinsurance ceded	—	—	—	—
5. Total (net) (3) – (4)	$2,654,627,204	—	5,348,116	2,659,975,320
6. Amount in A(1)b that will move to A(1)e next year	$42,361,779	—	—	42,361,779

(b)	Group Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$1,963,315	—	—	1,963,315	5.125%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	1,963,315	—	—	1,963,315	5.125
(e) At book value without adjustment (minimal or no charge or adjustment)	35,659,010	—	—	35,659,010	93.092
2. Not subject to discretionary withdrawal	682,810	—	—	682,810	1.783
3. Total (gross: direct + assumed)	38,305,135	—	—	38,305,135	100.000
4. Reinsurance ceded	—	—	—	—
5. Total (net) (3) – (4)	$38,305,135	—	—	38,305,135
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

31	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(c)	Deposit-Type Contracts

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$472,168,872	—	—	472,168,872	57.811%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	472,168,872	—	—	472,168,872	57.811
(e) At book value without adjustment (minimal or no charge or adjustment)	343,873,668	—	—	343,873,668	42.103
2. Not subject to discretionary withdrawal	698,611	—	—	698,611	0.086
3. Total (gross: direct + assumed)	816,741,151	—	—	816,741,151	100.000
4. Reinsurance ceded	—	—	—	—
5. Total (net) (3) – (4)	$816,741,151	—	—	816,741,151
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

A reconciliation of annuity actuarial reserves and deposit type contract funds as of December 31, 2024 is as follows:

Amount
Life and accident and health annual statement:
1. Exhibit 5, annuities section, total (net)	$2,428,339,129
2. Exhibit 5, supplementary contracts with life contingencies section, total (net)	264,593,210
3. Exhibit of deposit-type contracts, line 14, column 1	816,741,151
4. Subtotal	3,509,673,490
Separate account assets statement:
5. Exhibit 3, line 0299999, column 2	5,348,116
6. Exhibit 3, line 0399999, column 2	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—
11. Subtotal	5,348,116
12. Combined total	$3,515,021,606

32	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(d)	Life Contracts

	General account			Separate account nonguaranteed
	Account			Account
	value	Cash value	Reserve	value	Cash value	Reserve
A. Subject to discretionary withdrawal:
(1) Term policies with cash value	$—	—	—	—	—	—
(2) Universal life	770,245,271	770,050,407	774,149,610	—	—	—
(3) Universal life with secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life with secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	—	5,305,175,784	6,018,095,250	—	—	—
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	1,713,762	1,713,762	1,736,241	3,722,962	3,722,962	3,722,962
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not Subject to discretionary withdrawal:
(1) Term policies without cash value	XXX	XXX	1,464,352,621	XXX	XXX	—
(2) Accidental death benefits	XXX	XXX	559,239	XXX	XXX	—
(3) Disability – Active lives	XXX	XXX	20,109,372	XXX	XXX	—
(4) Disability – Disabled lives	XXX	XXX	71,160,472	XXX	XXX	—
(5) Miscellaneous reserves	XXX	XXX	91,347,530	XXX	XXX	—
C. Total (gross: direct + assumed)	771,959,033	6,076,939,953	8,441,510,335	3,722,962	3,722,962	3,722,962
D. Reinsurance ceded	—	—	127,740,277	—	—	—
E. Total (net) (C) – (D)	$771,959,033	6,076,939,953	8,313,770,058	3,722,962	3,722,962	3,722,962

A reconciliation of the life actuarial reserves as of December 31, 2024 is as follows:

Amount
Life and accident and health annual statement:
(1) Exhibit 5, life insurance section, total (net)	$8,132,302,956
(2) Exhibit 5, accidental death benefits section, total (net)	559,239
(3) Exhibit 5, disability – active lives section, total (net)	20,109,372
(4) Exhibit 5, disability – disabled lives section, total (net)	69,467,422
(5) Miscellaneous reserves section, total (net)	91,331,069
(6) Subtotal	8,313,770,058
Separate accounts annual statement:
(7) Exhibit 3, line 0199999, column 2	3,722,962
(8) Exhibit 3, line 0499999, column 2	—
(9) Exhibit 3, line 0599999, column 2	—
(10) Subtotal (Lines 7–9)	3,722,962
(11) Combined total (6 and 10)	$8,317,493,020

33	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(4)	Policy and Contract Claims and Liabilities

Activity in the liability for unpaid accident and health claims and claims adjustment expenses is summarized in the following table. The liability for unpaid accident and health claims and claims adjustment expenses includes policy and contract claims in process and the corresponding claims reserve. These amounts are included as a component of the aggregate reserve for accident and health contracts and liability for policy and contract claims presented in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity.

	2025	2024
Balance, January 1	$116,976,745	125,124,048
Less reinsurance recoverables	83,048,189	88,270,678
Net balance, January 1	33,928,556	36,853,370

Incurred related to:
Current year	9,015,747	8,137,576
Prior year	1,383,091	(1,589,088)
Total incurred	10,398,838	6,548,488
Paid related to:
Current year	1,707,262	1,662,756
Prior year	8,319,158	7,810,546
Total paid	10,026,420	9,473,302
Net balance, December 31	34,300,974	33,928,556

Plus reinsurance recoverables	79,955,283	83,048,189
Balance, December 31	$114,256,257	116,976,745

(5)	Transactions with Affiliates

Through common ownership and directorship, the Company has certain transactions with associated companies. Substantially all of these transactions represent agency-related costs of operations. Agreements with the State and County Farm Bureau organizations in the various states provide for reimbursement to these organizations of the cost of office space and clerical assistance and payments for use of the Farm Bureau name and logo. During the years ended December 31, 2025 and 2024, such fees aggregated $32,368,896 and $31,860,473, respectively, and are included in general insurance expenses in the statutory statements of earnings.

At December 31, 2025 and 2024, net amounts due to State and County Farm Bureaus were $154,785 and $599,030, respectively.

(6)	Advances on Funding Agreements

The Company is a member of the FHLB of Dallas. Through its membership, the Company has participated in prior year funding agreements with the FHLB, the most recent being in 2017. The Company did not have any funding agreements with the FHLB as of December 31, 2025 and 2024. There was no maximum amount of aggregate borrowing on FHLB funding agreements during the reporting periods ended December 31, 2025 and 2024.

34	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(7)	Notes Payable

The Company’s liability for borrowed money related to borrowings from the FHLB amounted to $140,500,000 as of December 31, 2025 and 2024. The debt is fixed-rate/fixed-term with the principal due at maturity and is secured with FHLB eligible collateral (U.S. Treasury Notes and/or Agency Pass-Through). Interest is paid monthly at the contracted rate with total interest expense during 2025 and 2024 of $2,810,332 and $2,809,773, respectively, with $234,179 and $234,207 accrued at December 31, 2025 and 2024, respectively. There are no scheduled payments with the balloon payments due at maturity and no sinking fund requirements. Further details are presented below:

		Rate		Carrying Value
Issue Date	Face Amount	of Interest	Maturity Date	12/31/2025	12/31/2024
03/16/2020	$38,000,000	1.82%	03/16/2026	$38,000,000	$38,000,000
05/29/2020	40,000,000	1.90%	06/01/2027	40,000,000	40,000,000
04/15/2021	22,500,000	1.85%	04/15/2031	22,500,000	22,500,000
02/25/2022	40,000,000	2.35%	02/26/2029	40,000,000	40,000,000
				140,500,000	140,500,000
	Accrued Interest			234,179	234,207
	Total Notes Payable (Borrowed Money)			$140,734,179	$140,734,207

The Company has determined the estimated maximum borrowing capacity as $589,274,684 at December 31, 2025 compared to $534,294,412 at December 31, 2024. The Company has calculated this amount as 15% of unassigned surplus. The Company does not have any repurchase agreements as of December 31, 2025.

The aggregate maturities of debt for each of the five years subsequent to December 31, 2025 are as follows:

2026	$38,000,000
2027	40,000,000
2028	—
2029	40,000,000
2030	—

35	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(8)	Retirement Plans

The Company has a noncontributory defined benefit pension plan, a contributory defined contribution plan and postretirement benefit plans. All plans cover substantially all employees, subject to certain eligibility requirements such as age and length of service. The Company applies SSAP No. 102, Pensions, and SSAP No. 92, Postretirement Benefits Other Than Pensions.

(a)	Pension Plan

The Company presently maintains a noncontributory defined benefit pension plan covering all employees who have met the eligibility requirements. Benefits are based on a participant’s years of service and average monthly salary. The Company has agreed to make contributions to provide assets with which to pay retirement benefits. The assumed interest rates for funding are based on the segment rates published by the Internal Revenue Service with adjustments as allowed under applicable federal regulation. The projected unit credit cost method is the actuarial method used in funding the plan.

The projected benefit obligation, as determined by consulting actuaries (computed using the assumptions on the following page), and the net assets available for benefits as of December 31, 2025 and 2024 follow:

	2025	2024
Change in plan assets:
Fair value of plan assets at January 1	$226,572,715	246,980,340
Actual return on plan assets	15,680,839	(6,909,830)
Benefits paid and transfers	(21,017,688)	(13,497,795)
Fair value of plan assets at December 31	$221,235,866	226,572,715
Change in projected benefit obligation:
Benefit obligation at January 1	$192,688,968	203,319,371
Service cost	6,591,308	7,137,169
Interest cost	10,341,818	9,577,733
Actuarial loss (gain)	(225,021)	(15,805,387)
Benefits paid and transfers	(21,017,688)	(13,497,795)
Prior service cost	—	1,957,877
Benefit obligation at December 31	$188,379,385	192,688,968
Funded status:
Unrecognized actuarial loss	$(28,190,060)	(30,810,674)
Unrecognized prior service cost	(1,799,216)	(1,957,877)
Prepaid benefit cost	62,845,757	66,652,298
Over funded status	$32,856,481	33,883,747

The accumulated benefit obligation for the pension plan was $155,872,393 and $159,626,260 at December 31, 2025 and 2024, respectively.

36	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

The components of pension costs and significant actuarial assumptions for the years ended December 31, 2025 and 2024 were as follows:

	2025	2024
Components of pension cost
Service cost	$6,591,308	7,137,169
Interest cost	10,341,818	9,577,733
Expected return on plan assets	(13,945,975)	(14,021,925)
Amortization of net actuarial loss	660,729	88,376
Amortization of prior service cost	158,661	—
Net periodic benefit cost	$3,806,541	2,781,353

Weighted average assumptions used to determine the benefit obligation at December 31, 2025 and 2024 are as follows:

	2025	2024
Discount rate	5.44%	5.59%
Expected return of plan assets	6.52	6.38
Rate of compensation increase	5.00	5.00
Mortality Table	Pri-2012 using scale MP2021	Pri-2012 using scale MP2021

Significant actuarial assumptions for determining net benefit cost for the years ended December 31, 2025 and 2024 are as follows:

	2025	2024
Discount rate	5.59%	4.89%
Expected return of plan assets	6.38	5.86
Rate of compensation increase	5.00	5.00

Postretirement lump sum/annuity purchase assumptions for 2025 and 2024 are based on the IRS Mortality and Interest Table, Section 417(e)(3).

37	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(i)	Plan Assets

The Company’s pension plan weighted average asset allocation at December 31 was as follows:

	2025	2024
Asset category:
Cash and cash equivalents	4%	1%
Debt securities	61	62
Common stock mutual funds	20	20
Real estate	8	10
Other	7	7
Total	100%	100%

Plan assets for the defined benefit plan are a diversified mix of traditional asset classes. Equity investments, both active and passively managed, are used primarily to increase overall plan returns. Fixed income investments provide diversification benefits and liability hedging attributes. Investments in U.S. and foreign equity securities, fixed income securities, and cash are made to optimize long-term returns while recognizing the need for a prudent liability hedging position and adequate liquidity. Risk tolerance of unexpected investment and actuarial outcomes is frequently evaluated by understanding the pension plan’s liability characteristics, forecasting and assessing ranges of investment outcomes over short and long-term horizons, and by assessing the Company’s financial condition and its future potential obligations from both the pension and general corporate requirements. A comprehensive asset/liability study was conducted in 2023 by Towers Watson. The Company subsequently adjusted its asset allocation toward fixed income assets in order to capitalize on the plan’s funded position and improve the interest-rate hedging characteristics of the portfolio. A subsequent study in 2024 by New England Pension Consulting further refined the hedged position.

Asset allocations and investment performance are formally reviewed quarterly by the Pension Committee. The Pension Committee of the Company has delegated authority to the Pension Investment Committee to provide oversight and supervision with respect to the investment and management of the assets in the Plan.

The Company selects the expected long-term rate of return on assets assumption in consultation with the enrolled actuary. This rate is intended to reflect the average rate of earnings expected to be earned on the funds invested or to be invested to provide plan benefits. It is estimated based on many factors including the expected forecast for inflation, risk premiums for each asset class, expected asset allocation, current and future financial market conditions, and diversification and rebalancing strategies. Historical return patterns and correlations, consensus return forecasts and other relevant financial factors are analyzed to check for reasonableness and appropriateness. Each year the Pension Committee meets with the enrolled actuary to review all actuarial assumptions.

The fair value of the Company’s pension plan assets at December 31, 2025 and 2024, by asset category classified using the fair value measurement hierarchy, as well as assets measured at NAV as a practical expedient, are shown in the table below. See note 14, Fair Value Measurements, for fair value hierarchy level definitions.

38	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

	2025
				NAV as a
				practical
	Level 1	Level 2	Level 3	expedient*	Total
Cash and cash equivalents	$—	8,139,706	—	—	8,139,706
Equity funds	—	43,987,671	—	—	43,987,671
Fixed income:
U.S. government bonds and agencies	—	135,597,147	—	—	135,597,147
Real estate:
Real estate funds	—	—	—	17,830,930	17,830,930
Limited partnerships	—	—	—	209,982	209,982
Alternative credit funds	—	—	—	15,470,430	15,470,430
Total pension plan assets	$—	187,724,524	—	33,511,342	221,235,866

	2024
				NAV as a
				practical
	Level 1	Level 2	Level 3	expedient*	Total
Cash and cash equivalents	$—	2,880,536	—	—	2,880,536
Equity funds	—	45,256,217	—	—	45,256,217
Fixed income:
U.S. government bonds and agencies	—	141,221,459	—	—	141,221,459
Real estate:
Real estate funds	—	—	—	21,442,099	21,442,099
Limited partnerships	—	—	—	472,322	472,322
Alternative credit funds	—	—	—	15,300,082	15,300,082
Total pension plan assets	$—	189,358,212	—	37,214,503	226,572,715

*	Real estate funds, limited partnerships, and alternative credit funds are reported at the NAV as determined by the investment manager, which is used as a practical expedient to estimate the fair value. Subject to certain restrictions, real estate fund redemptions may be made quarterly via redemption request, giving a 30-day notice, and alternative credit fund redemptions may be made monthly via redemption request, giving a 30-day notice. Limited partnerships have no requested redemption feature.

(ii)	Contributions

The acceptable range of contributions to the plan is determined each year by the enrolled actuary. In 2026, the Company does not expect to contribute to the plan. However, the actual amount of the contribution will be determined based on the plan’s funded status, personnel experience, pay increases, assumption changes, and return on plan assets as of the measurement date, which is the July 1 valuation date.

39	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(iii)	Projected Benefit Payments

The following fiscal year pension plan benefit payments, which reflect expected future service, are expected to be paid:

Projected
benefit payments
Year:
2026	$14,561,338
2027	14,254,536
2028	14,865,338
2029	15,052,235
2030	14,857,763
2031–2035	71,447,366

(b)	Defined Contribution Plan

The Company has adopted a 401(k) Plan for the benefit of its eligible employees. Participants may defer up to 50% of their annual salary on a tax deferred basis. However, total deferral in any taxable year may not exceed a dollar limit which is set by law. The Company currently matches the deferred contributions up to 4%. Assets are maintained in a separate trust and are not part of Company assets. The cost of the plan to the Company was $2,090,265 and $2,008,009 in 2025 and 2024, respectively. The fair value of plan assets was $132,455,531 and $118,722,614 as of December 31, 2025 and 2024, respectively.

(c)	Postretirement Benefit Plans

The Company currently offers life and health insurance benefits to retired employees. Employees are eligible for life insurance coverage if they retire on or after age 65 or retire early with 15 years of service. Life insurance benefits are generally set at a fixed amount. Employees are eligible for postretirement health coverage based on age and service requirements. Prior to Medicare eligibility, the Company will pay a portion of the monthly health insurance premium for the retiree and eligible spouse. For retired employees that are eligible for Medicare, the Company will reimburse premiums in individual Health Retirement Accounts up to a maximum monthly amount. The Company paid $774,087 and $737,759 in premiums on behalf of retired employees in 2025 and 2024, respectively.

The projected benefit obligation for the Company’s employee medical payments and life insurance postretirement benefit plans, none of which have been funded, is shown in the table below. Also provided is the funded status and components of the benefit expense, as determined by consulting actuaries.

40	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

	2025	2024
Change in projected benefit obligation:
Benefit obligation at January 1	$29,200,523	31,931,503
Service cost	720,766	812,071
Interest cost	1,617,709	1,540,454
Actuarial gain	(1,194,519)	(4,345,746)
Benefits paid	(774,087)	(737,759)

Benefit obligation at December 31	$29,570,392	29,200,523
Funded status:
Unrecognized prior service credit/(cost)	$4,328,208	5,757,362
Unrecognized actuarial gain/(loss)	5,859,833	4,828,139
Accrued liability	(39,758,433)	(39,786,024)
Under funded status	$(29,570,392)	(29,200,523)

	2025	2024
Components of postretirement benefit expense
Service cost	$720,766	812,071
Interest cost	1,617,709	1,540,454
Amortization of prior service credit	(1,429,153)	(1,429,269)
Amortization of net actuarial loss/(gain)	(162,825)	(88,145)
Postretirement benefit expense	$746,497	835,111

The postretirement benefit expense is included in the accompanying statutory statements of earnings as general insurance expenses.

The discount rate used in determining the accumulated postretirement benefit obligation was 5.58% and 5.67% in 2025 and 2024, respectively. The healthcare cost trend rate for 2025 expense was 8.30% graded to 4.50% for 2034 and beyond for employees under age 65. The assumed healthcare cost trend rate used in measuring the accumulated postretirement benefit obligation was 7.90% for 2026 graded to 4.5% for 2034 and beyond for employees under age 65.

Additionally, the Company has other unfunded, defined, postretirement benefit and deferred compensation plans (other postretirement benefit plans) for employees and nonemployee directors of the Company. The recorded liability of these plans was $36,146,111 and $35,334,248 at December 31, 2025 and 2024, respectively. The recorded net periodic benefit costs of these plans was $3,381,100 and $3,453,872 during the years ended December 31, 2025 and 2024, respectively.

41	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

The expected future contributions and benefit payments for postretirement benefits follow:

	Employee	Employee	Other
	medical	life	postretirement
	payments	insurance	benefits
Year:
2026	$1,125,661	245,471	4,418,778
2027	1,189,169	264,410	4,237,258
2028	1,278,568	284,461	3,202,295
2029	1,339,315	305,416	3,430,930
2030	1,400,514	326,437	3,189,149
2031–2035	7,684,258	1,969,313	16,490,591

Beginning January 1, 2009, prescription drug coverage was eliminated from the postretirement medical benefit plan for Medicare eligible retirees. Medicare eligible retirees are encouraged to sign up for Medicare Part D. The postretirement premium for Medicare eligible retirees was reduced appropriately. The gross benefit payments for all retirees (including prescription drug benefits) paid in fiscal 2025 and fiscal 2024 was $806,584 and $1,301,759, respectively. No amounts of subsidies were received in fiscal 2025 nor are any amounts expected to be received in fiscal 2026.

42	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(9)	Federal Income Taxes

The net deferred tax asset at December 31, 2025 and 2024, and the change is comprised of the following components:

	2025
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$334,434,996	13,555,120	347,990,116
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	334,434,996	13,555,120	347,990,116
(d) Deferred tax assets nonadmitted	53,795,761	—	53,795,761
(e) Subtotal net admitted deferred tax asset	280,639,235	13,555,120	294,194,355
(f) Deferred tax liabilities	92,439,894	151,131,677	243,571,571
(g) Net admitted deferred tax asset (net deferred tax liability)	$188,199,341	(137,576,557)	50,622,784

	2024
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$323,034,869	13,669,793	336,704,662
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	323,034,869	13,669,793	336,704,662
(d) Deferred tax assets nonadmitted	70,689,021	—	70,689,021
(e) Subtotal net admitted deferred tax asset	252,345,848	13,669,793	266,015,641
(f) Deferred tax liabilities	93,156,742	113,770,666	206,927,408
(g) Net admitted deferred tax asset (net deferred tax liability)	$159,189,106	(100,100,873)	59,088,233

	Change
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$11,400,127	(114,673)	11,285,454
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	11,400,127	(114,673)	11,285,454
(d) Deferred tax assets nonadmitted	(16,893,260)	—	(16,893,260)
(e) Subtotal net admitted deferred tax asset	28,293,387	(114,673)	28,178,714
(f) Deferred tax liabilities	(716,848)	37,361,011	36,644,163
(g) Net admitted deferred tax asset (net deferred tax liability)	$29,010,235	(37,475,684)	(8,465,449)

43	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

Management has reviewed whether a valuation allowance is needed on its gross deferred tax assets reported above. Management believes that for years 2026–2028, it is more likely than not that the results of operations will generate sufficient ordinary taxable income to realize its deferred tax assets on noncapital items. Sufficient ordinary taxable income is also projected beyond 2028 to substantiate the ordinary deferred tax assets likely to be realized in those periods. For capital items, the Company has adequate taxable capital gains available in its invested assets portfolio to allow for the realization of capital deferred tax assets. The Company has also historically generated significant capital gains that could be used for future capital loss carrybacks arising from the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101 for 2025 and 2024, and the change is comprised of the following components:

	2025
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	2,445,478	2,445,478
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	48,177,306	—	48,177,306
i. Adjusted gross DTAs expected to be realized following the balance sheet date	48,177,306	—	48,177,306
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	581,700,069
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	232,461,929	11,109,642	243,571,571
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$280,639,235	13,555,120	294,194,355

	2024
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	734,012	734,012
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	58,354,221	—	58,354,221
i. Adjusted gross DTAs expected to be realized following the balance sheet date	58,354,221	—	58,354,221
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	525,343,402
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	193,991,627	12,935,781	206,927,408
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$252,345,848	13,669,793	266,015,641

44	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

	Change
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	1,711,466	1,711,466
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	(10,176,915)	—	(10,176,915)
i. Adjusted gross DTAs expected to be realized following the balance sheet date	(10,176,915)	—	(10,176,915)
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	56,356,667
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	38,470,302	(1,826,139)	36,644,163
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$28,293,387	(114,673)	28,178,714

Ratios used for threshold limitation in SSAP 101, paragraph 11.b.ii:

	2025	2024
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1,600%	1,461%
(b) Adjusted capital and surplus used to determine the threshold limitation amount	$3,878,000,462	3,502,289,348

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

	2025	2024	Change
Total deferred tax assets	$347,990,116	336,704,662	11,285,454
Total deferred tax liabilities	243,571,571	206,927,408	36,644,163
Net deferred tax asset/liability	104,418,545	129,777,254	(25,358,709)
Tax effect of unrealized gains/(losses)	148,821,406	111,901,430	36,919,976
Change in net deferred income tax (without tax on unrealized gains and losses)	$253,239,951	241,678,684	11,561,267

45	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

The main components of deferred taxes as of December 31, 2025 and 2024 and changes are as follows:

	2025
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$192,168,530	—	192,168,530
Deferred acquisition costs	104,542,765	—	104,542,765
Partnerships	—	8,355,265	8,355,265
Policyholder dividends	7,904,973	—	7,904,973
Other employee benefits	15,065,898	—	15,065,898
Asset impairments	—	5,165,387	5,165,387
Nonadmitted assets	14,184,373	—	14,184,373
Other	568,457	34,468	602,925
Total deferred tax assets	334,434,996	13,555,120	347,990,116
Nonadmitted deferred tax assets	(53,795,761)	—	(53,795,761)
Admitted deferred tax assets	280,639,235	13,555,120	294,194,355
Deferred tax liabilities:
Premiums deferred and uncollected	(82,387,849)	—	(82,387,849)
Life reserves	—	—	—
Accrual of discount on bonds	(7,432,584)	—	(7,432,584)
Asset conversions	—	(1,796,664)	(1,796,664)
Depreciation differences	(2,189,500)	—	(2,189,500)
Unrealized investment gains	—	(148,821,405)	(148,821,405)
Other	(429,961)	(513,608)	(943,569)
Total deferred tax liabilities	(92,439,894)	(151,131,677)	(243,571,571)
Net admitted deferred tax assets	$188,199,341	(137,576,557)	50,622,784

46	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

	2024
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$190,340,928	—	190,340,928
Deferred acquisition costs	96,469,843	—	96,469,843
Partnerships	—	9,059,603	9,059,603
Policyholder dividends	7,260,256	—	7,260,256
Other employee benefits	14,465,695	—	14,465,695
Asset impairments	—	4,344,723	4,344,723
Nonadmitted assets	12,494,532	—	12,494,532
Other	2,003,615	265,467	2,269,082
Total deferred tax assets	323,034,869	13,669,793	336,704,662
Nonadmitted deferred tax assets	(70,689,021)	—	(70,689,021)
Admitted deferred tax assets	252,345,848	13,669,793	266,015,641
Deferred tax liabilities:
Premiums deferred and uncollected	(79,846,733)	—	(79,846,733)
Life reserves	(3,587,381)	—	(3,587,381)
Accrual of discount on bonds	(7,710,889)	—	(7,710,889)
Asset conversions	—	(1,712,144)	(1,712,144)
Depreciation differences	(1,857,961)	—	(1,857,961)
Unrealized investment gains	—	(111,901,429)	(111,901,429)
Other	(153,778)	(157,093)	(310,871)
Total deferred tax liabilities	(93,156,742)	(113,770,666)	(206,927,408)
Net admitted deferred tax assets	$159,189,106	(100,100,873)	59,088,233

47	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

	Change
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$1,827,602	—	1,827,602
Deferred acquisition costs	8,072,922	—	8,072,922
Partnerships	—	(704,338)	(704,338)
Policyholder dividends	644,717	—	644,717
Other employee benefits	600,203	—	600,203
Asset impairments	—	820,664	820,664
Nonadmitted assets	1,689,841	—	1,689,841
Other	(1,435,158)	(230,999)	(1,666,157)
Total deferred tax assets	11,400,127	(114,673)	11,285,454
Nonadmitted deferred tax assets	16,893,260	—	16,893,260
Admitted deferred tax assets	28,293,387	(114,673)	28,178,714
Deferred tax liabilities:
Premiums deferred and uncollected	(2,541,116)	—	(2,541,116)
Life reserves	3,587,381	—	3,587,381
Accrual of discount on bonds	278,305	—	278,305
Asset conversions	—	(84,520)	(84,520)
Depreciation differences	(331,539)	—	(331,539)
Unrealized investment gains	—	(36,919,976)	(36,919,976)
Other	(276,183)	(356,515)	(632,698)
Total deferred tax liabilities	716,848	(37,361,011)	(36,644,163)
Net admitted deferred tax assets	$29,010,235	(37,475,684)	(8,465,449)

As of December 31, 2025 and 2024, there were no tax credit carryforwards or operating losses available for tax purposes.

48	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

The differences between income tax expense on the statutory statements of earnings and the amounts completed by applying the federal income tax rate to earnings before federal income taxes are listed below.

	2025		2024
	Amount	Percentage	Amount	Percentage
Current income taxes incurred:
Operations	$74,850,000	21.2%	$75,640,000	20.8%
Realized investment gains (losses)	10,073,109	2.8	6,585,164	1.8
Current income taxes incurred	84,923,109	24.0	82,225,164	22.6
Change in deferred income tax
(without tax on unrealized gains and losses):	(11,561,267)	(3.3)	(6,706,105)	(1.8)
Total income tax reported	$73,361,842	20.7%	$75,519,059	20.8%
Income taxes computed at statutory rate:
Operations	$66,997,070		$71,812,852
Realized investment gains (losses)	7,269,117		4,723,096
Income tax including capital gains/losses	74,266,187	21.0%	76,535,948	21.0%
Adjustments to income tax:
Tax-exempt interest	(1,708,369)	(0.5)	(1,773,440)	(0.5)
Dividends received deduction	(873,086)	(0.2)	(839,353)	(0.2)
Amortization of IMR	740,974	0.2	438,750	0.1
Nondeductible expenses	3,529,806	1.0	2,776,205	0.8
Foreign tax withheld	63,000	—	126,000	—
Other adjustments on investments	—	—	331	—
Adjustment of prior year’s income taxes:
Under/(over) accrual of PY taxes	(72,170)	—	(143,127)	—
Investment in bonds	11	—	151	—
Investment in partnerships	83,029	—	58,362	—
Other adjustments	—	—	1,693	—
Adjustment for pension/other benefits	128,308	—	(508,622)	(0.1)
Nonadmitted assets	(1,733,575)	(0.5)	842,282	0.2
Tax credits	(1,062,273)	(0.3)	(1,996,121)	(0.5)
Total income tax reported	$73,361,842	20.7%	$75,519,059	20.8%

In August 2007, the Internal Revenue Service (IRS) issued Revenue Ruling 2007-54, which would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction (DRD) on separate account assets held in connection with variable annuity and life contracts. However, the ruling was suspended by Revenue Ruling 2007-61, which also announced the IRS’ intention to issue regulations with respect to certain computational aspects of the DRD. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, this is not guaranteed. As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. During 2025 and 2024, the Company estimated an income tax benefit of $5,213 and $7,151, respectively, related to the separate account DRD.

49	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

The One Big Beautiful Bill Act ("OBBBA") was enacted on July 4, 2025. The legislation permanently extends certain provisions of the 2017 Tax Cuts and Jobs Act and introduces additional tax measures. The Company evaluated that there was no material impact on the Company's surplus position as a result of OBBBA.

The Company files income tax returns in the U.S. federal jurisdiction and the states of Florida, Louisiana, Mississippi and Montana. With few exceptions, the Company is no longer subject to U.S. federal and state income tax examinations by tax authorities for 2021 and earlier tax years. If the Company incurs interest and penalties on income taxes, they are recognized as a component within income taxes.

As of December 31, 2025 and 2024, the Company had no unrecognized deferred tax liabilities. The Company does not expect that the liability related to any federal or foreign tax loss contingencies will significantly increase within the next 12 months.

50	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(10)	Commitments

(a)	Litigation

The Company and other parties are involved in various other litigation in the normal course of business. It is management’s opinion, after consultation with counsel and a review of the facts, that the ultimate liability, if any, arising from such contingencies will not have a material adverse effect on the Company’s financial position or on the results of its operations or cash flows.

(b)	Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.

There are currently several insurance companies, which had substantial amounts of life and annuity business, in the process of liquidation or rehabilitation. The Company’s net payment was $140,024 and $2,113,298 to various state guaranty associations during 2025 and 2024, respectively. The Company has recorded a liability related to guaranty fund assessments of $1,947,798 and $2,186,970 at December 31, 2025 and 2024, respectively. These liabilities are included as taxes, other than federal income taxes in the statutory statements of admitted assets, liabilities and stockholders’ equity. The Company may use the assessments to offset future premium taxes.

(c)	Leases

The Company is obligated under the terms of various leases for certain equipment. Total lease rental expense, including short-term rentals, amounted to approximately $1,558,000 in 2025 and $1,435,000 in 2024. In most cases, management expects that in the normal course of business leases will be renewed or replaced by other leases. Future minimum rental payments required under leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2025 are not significant.

(d)	Loan and Equity Commitments

The Company has commitments to extend credit and to make equity investments in the normal course of business. Commitments to extend credit are agreements to lend money with fixed expiration dates or other termination clauses. Equity commitments usually take the form of investments in limited partnerships. The Company applies its normal lending standards when extending credit commitments. Since several of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral is not obtained for commitments to extend credit but is obtained when loans are closed based on an assessment of the customers’ creditworthiness. The Company’s maximum exposure to credit loss is represented by the contractual amount of the commitments. Commitments to extend credit and to make equity investments aggregated to approximately $514,485,000 at December 31, 2025.

51	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(11)	Reinsurance

The Company follows the usual industry practices of reinsuring (ceding) portions of its risk with other companies. Use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial condition of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers. All principal reinsurers maintain an A.M. Best rating of “A” or better.

None of the Company's reinsurers are owned in excess of 10% or controlled, either directly or indirectly, by the Company or by any representative, officer, trustee, or director of the Company. Additionally, none of the policies issued by the Company have been reinsured with a company chartered in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, beneficiary, a creditor of an insured, or any other person not primarily engaged in the insurance business.

A summary of reinsurance activity, all with unrelated parties, follows:

	2025	2024
At December 31:
Ceded life insurance in force	$56,151,372,581	52,218,089,764
Reserve credits for life insurance	134,444,517	127,740,277
Ceded health insurance in force:
Disability insurance (monthly benefit)	1,830,268	2,072,211
Long-term care insurance (daily benefit)	1,132,051	1,185,480
Reserve credits for health insurance	423,987,938	421,198,167
For the year ended December 31:
Premiums ceded	$73,654,084	67,192,131
Commissions and reinsurance expenses allowances	3,003,322	3,111,666
Claims ceded	71,782,950	78,482,258

A contingent liability exists with respect to life insurance covered under reinsurance agreements in the event the reinsurance company is unable to meet its obligations due under the contracts. In the opinion of management, this liability is not significant.

(12)	Statutory Capital and Surplus and Dividend Restriction

The NAIC utilizes Risk-Based Capital (RBC) to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify potential under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC, and it exceeds the minimum required levels as of December 31, 2025 and 2024.

52	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholders. The Company is restricted by the Mississippi State Insurance Code as to the amount of dividends that may be paid within a twelve consecutive month period without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of capital stock) at December 31 of the previous year, subject to a maximum limit equal to statutory earned surplus.

In addition to the statutory restrictions on dividend distributions, the Company is further restricted by its Articles of Association. Article VII states that No cash dividend shall be paid on the Common Stock in any calendar year unless the capital, surplus and contingency reserves of the corporation shall equal or exceed seven percent (7%) of all other liabilities, with some adjustments for investment transaction reserves, separate account business, and the liability for policy dividends not yet apportioned. Further, the articles state, In addition to the foregoing limitation on the payment of cash dividends on the Common Stock, no cash dividends shall be paid in excess of ten percent (10%) of the profits of the corporation in any calendar year or in excess of seventy-five cents (0.75) for each One Thousand Dollars ($1,000.00) of insurance in force in any calendar year, whichever is the greater. Also, In addition to all other limitations upon the payment of dividends, and except as otherwise provided herein, the corporation shall not declare dividends upon its Common Stock or participating dividends to policyholders except with the approval of the holders of seventy-five percent (75%) of all issued and outstanding shares of the Common Stock.

Dividend distributions are also restricted by the Company’s Bylaws. Article II, Section 6 of the Bylaws of the Company states, In addition to the usual rights and powers of stockholders, as provided in the articles of association of the corporation and by law, the approval of the holders of seventy-five percent (75%) of all issued and outstanding Common Stock of the corporation shall be required to authorize the payment of dividends upon the capital stock of the corporation or participating dividends to policyholders.

At its regularly scheduled meeting on February 18, 2025, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $40,000,000 to be paid on February 18, 2025 to the ten shareholders of record at February 18, 2025. The dividend declaration and payment were approved in accordance with the Articles of Association and Bylaws of the Company.

At its regularly scheduled meeting on February 20, 2024, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $24,800,000 to be paid on February 20, 2024 to the ten shareholders of record at February 20, 2024. The dividend declaration and payment were approved in accordance with the Articles of Association and Bylaws of the Company.

Unassigned surplus funds are held for the benefit of stockholders. Total unassigned surplus was $3,928,497,895 and $3,561,962,746 at December 31, 2025 and 2024, respectively.

53	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(13)	Separate Accounts

The separate accounts held by the Company relate to individual annuities and life products of a nonguaranteed return nature. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The separate accounts assets and liabilities represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate accounts assets and liabilities are carried at fair value. Revenues and expenses related to the separate accounts assets and liabilities, to the extent of benefits provided to the separate accounts policyholders, are excluded from the amounts reported in the accompanying statutory statements of earnings.

Separate accounts premiums and other considerations amounted to $181,080 in 2025 and $178,974 in 2024. Reserves for separate accounts with the assets at fair value were $10,068,895 and $9,071,078, at December 31, 2025 and 2024, respectively. The separate accounts had expense allowances in the amount of $0 and $16 at December 31, 2025 and 2024, respectively.

54	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(14)	Fair Value Measurements

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

55	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(a)	Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

Given the Company’s investment asset strategy, a relatively small portion of the Company’s investment assets are measured at fair value. The following tables provide information as of December 31, 2025 and 2024 about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	December 31, 2025
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$116,303,061	2,183,843	—	118,486,904
Common stocks	1,011,669,560	301,798,037	9,141,000	1,322,608,597
Perpetual preferred stocks	—	18,584,590	5,006,565	23,591,155
Other long term BA	—	7,609,900	—	7,609,900
Separate account assets	—	10,068,895	—	10,068,895
Cash equivalents	128,073,255	—	—	128,073,255
Total assets at fair value	$1,256,045,876	340,245,265	14,147,565	1,610,438,706
Liabilities at fair value:
Separate account liabilities	$—	10,068,895	—	10,068,895
Total liabilities at fair value	$—	10,068,895	—	10,068,895

	December 31, 2024
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$74,439,550	10,167,192	—	84,606,742
Common stocks	779,492,154	280,025,499	9,089,400	1,068,607,053
Perpetual preferred stocks	—	22,186,975	11,061,231	33,248,206
Separate account assets	—	9,071,094	—	9,071,094
Cash equivalents	98,526,152	—	—	98,526,152
Total assets at fair value	$952,457,856	321,450,760	20,150,631	1,294,059,247
Liabilities at fair value:
Separate account liabilities	$—	9,071,094	—	9,071,094
Total liabilities at fair value	$—	9,071,094	—	9,071,094

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

56	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(b)	Level 1 Financial Assets and Liabilities

The Level 1 financial assets include actively traded exchange-listed equity securities, exchange traded bond mutual funds, and all cash equivalents.

(c)	Level 2 Financial Assets and Liabilities

Bonds, such as co-investments and bank loans, and preferred stocks within the fair value hierarchy of Level 2 are those which are less liquid and rely on the observable trading levels of comparable securities as inputs to determine fair value. Common stocks within the fair value hierarchy of Level 2 are mutual funds and are based on net asset value calculated by the fund manager, which is used as the basis for current transactions. The mutual funds are not considered Level 1 as they are not traded in the open market. The Company has separate account financial assets and liabilities (divided into Subaccount Funds) that are managed and priced by external investment fund managers. As of December 31, 2025 and 2024, the separate account investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by each Fund and is derived by the fair value of the Fund’s underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the separate accounts sell and redeem shares at net asset value with the Funds. The characterization of the underlying securities held by the Funds in accordance with SSAP No. 100R differs from the characterization of an investment in the Fund.

(d)	Level 3 Financial Assets and Liabilities

The Company’s preferred stock within the fair value hierarchy of Level 3 is valued by a third party general partner whose limited partnership also owns shares. The price is based primarily on unobservable inputs. The Company also classifies privately placed equity securities in Level 3. Fair values are derived principally using unobservable inputs as there is little, if any, relevant market data.

57	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(e)	Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following table summarizes the changes in assets classified in Level 3 for 2024 and 2025. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

Balance at December 31, 2023	$43,063,844
Total gains or losses (realized/unrealized):
Included in net income	108,586
Included in surplus	2,086,805
Purchases, issuances and settlements	(108,614)
Transfers in (out) of Level 3	(24,999,990)
Balance at December 31, 2024	20,150,631
Total gains or losses (realized/unrealized):
Included in net income	1,773,796
Included in surplus	—
Purchases, issuances and settlements	(7,776,862)
Transfers in (out) of Level 3	—
Balance at December 31, 2025	$14,147,565
Total gains (losses) included in income attributable to instruments held at the reporting date	$—

Realized gains/losses on sales or impairment of equity securities are included in net income, and changes in unrealized gains/losses have been included in surplus.

Reclassifications impacting Level 3 financial instruments are reported as transfers in (out) of the Level 3 category as of the beginning of the quarter in which the transfer occurs. Therefore, gains and losses in income only reflect activity for the period the instrument was classified in Level 3.

(f)	Financial Instruments Not Carried at Fair Value

SSAP No. 100R, Fair Value Measurements, requires additional disclosures of fair value information of financial instruments. The following include disclosures for the other financial instruments not carried at fair value and not included in the above disclosure.

The fair values of financial instruments presented below are estimates of fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not intend to dispose of or liquidate such instruments prior to maturity.

58	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

The carrying amounts of cash, accounts receivable, and accounts payable approximate their fair values due to the short-term nature of these financial instruments.

The carrying amounts and fair values of the Company’s debt securities and preferred stocks are disclosed in note 2 of the notes to the statutory financial statements. For marketable debt securities and preferred stocks, fair values are based on quoted market prices. If a quoted market price is not available, as in the case of private placements, fair value is estimated using quoted market prices for similar securities.

The fair value for mortgage loans was determined on a loan-by-loan basis using market yields and coupon rates. Market yield for each loan was determined by adding an appropriate pricing spread to the yields on similar maturity treasury issues. The fair value for each loan was calculated as the present value of the future interest and principal payments at the market yield. The fair value of notes payable was determined using the current market loan rate from the Federal Home Loan Bank. The carrying amount and fair value of the Company’s investments in mortgage loans and notes payable at December 31, 2025 and 2024 follow:

	2025		2024
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
Commercial mortgages	$2,137,949,012	2,061,069,193	2,122,332,698	1,897,347,487
Residential mortgages	1,314,592	1,314,592	1,394,670	1,394,670
	$2,139,263,604	2,062,383,785	2,123,727,368	1,898,742,157
Notes payable	$140,734,179	134,863,012	140,734,207	129,366,574

The fair value of annuity contracts was determined to be the Company’s statutory reserve as such amount most closely approximates the current value of the expected payments under such contracts. Such reserve is higher than the policy surrender values, which is considered the floor value and lower than the account value, which is considered the maximum value. The account value does not approximate the amount the Company anticipates paying under such contracts due to anticipated surrenders.

It is not considered practicable to determine the fair value of the Company’s liability for pension plan administration funds due to the difficulty in calculating an estimated payment pattern and period. Such funds currently bear interest at a rate of approximately 4.45%. The interest rate will adjust annually based on investment portfolio returns for the related assets. Such funds have no stated maturity.

59	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(g)	Fair Value of all Financial Instruments

The aggregate fair value of all financial instruments as of December 31, 2025 is presented in the table below:

Type of financial	Aggregate	Admitted
instrument	fair value	value	Level 1	Level 2	Level 3
Bonds	$10,201,873,110	10,584,613,258	209,096,057	9,992,297,866	479,187
Short term bonds	—	—	—	—	—
Cash equivalents	128,073,255	128,073,255	128,073,255	—	—
Common stock	176,282,937	176,282,937	167,141,937	—	9,141,000
Mutual funds	1,146,325,660	1,146,325,660	844,527,623	301,798,037	—
Preferred stock	24,232,195	24,236,106	—	19,225,630	5,006,565
Mortgage loans	2,062,383,785	2,139,263,604	—	2,062,383,785	—

The aggregate fair value of all financial instruments as of December 31, 2024 is presented in the table below:

Type of financial	Aggregate	Admitted
instrument	fair value	value	Level 1	Level 2	Level 3
Bonds	$9,664,864,397	10,392,136,597	163,950,647	9,493,044,322	7,869,428
Short term bonds	13,437	13,437		13,437
Cash equivalents	98,526,152	98,526,152	98,526,152	—	—
Common stock	165,658,620	165,658,620	156,569,220	—	9,089,400
Mutual funds	902,948,433	902,948,433	622,922,934	280,025,499	—
Preferred stock	33,633,206	33,648,206	—	22,571,975	11,061,231
Mortgage loans	1,898,742,157	2,123,727,368	—	1,898,742,157	—

The Company does not have any financial instruments held at 2025 or 2024 that are considered not practicable to estimate fair value.

60	(Continued)

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2025

Investment income earned:
U.S. government bonds	$21,348,746
Other bonds (unaffiliated)	431,930,463
Preferred stocks (unaffiliated)	1,030,580
Common stocks (unaffiliated)	36,639,674
Mortgage loans	84,773,842
Real estate	3,061,620
Premium notes, policy loans and liens	48,554,817
Cash, cash equivalents and short-term investments	10,260,146
Derivative instruments	—
Other invested assets	69,197,154
Aggregate write-ins for investment income	1,927,431
Gross investment income	$708,724,473

Real estate owned – book value less encumbrances	$21,002,265

Mortgage loans – book value:
Residential mortgages	$1,314,592
Commercial mortgages	2,137,949,012
Total mortgage loans	$2,139,263,604

Mortgage loans by standing – book value:
Good standing	$2,139,263,604
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—

Other long-term assets – statement value	$1,369,481,472

Policy loans	$665,447,296

Bonds and stocks of parents, subsidiaries and affiliates – book value:
Bonds	$—
Preferred stocks	—
Common stocks	—

Bonds and short-term investments by maturity – statement value:
Due within one year or less	$812,293,248
Over 1 year through 5 years	3,223,621,056
Over 5 years through 10 years	3,964,376,478
Over 10 years through 20 years	1,926,384,075
Over 20 years	657,938,401
Total by maturity	$10,584,613,258

61	(Continued)

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2025

Bonds and short-term investments by class – statement value:
Class 1	$6,478,424,614
Class 2	3,832,964,904
Class 3	129,754,569
Class 4	83,322,214
Class 5	56,162,940
Class 6	3,984,017
Total by class	$10,584,613,258

Total bonds, short-term investments and cash equivalents, publicly traded	$6,632,302,301
Total bonds, short-term investments and cash equivalents, privately placed	3,952,310,957
Preferred stocks – statement value	24,236,106
Common stocks (unaffiliated) – fair value	1,322,608,597
Short-term investments – book value	—
Cash equivalents – book value	128,073,255
Options, caps and floors owned – statement value	—
Options, caps and floors written and in force – statement value	—
Collar, swap and forward agreements open – statement value	—
Futures contracts open – current value	—
Cash on deposit	64,796,622
Life insurance in force:
Industrial	$—
Ordinary	226,425,788,094
Credit life	—
Group life	2,458,565,714

Amount of accidental death insurance in force under ordinary policies	$365,985,000

Life insurance policies with disability provisions in force:
Industrial	$—
Ordinary	33,669,173,000
Credit life	—
Group life	2,458,554,000

Supplementary contracts in force:
Ordinary – not involving life contingencies:
Amount on deposit	$3,981,413
Income payable	19,469,708

Ordinary – involving life contingencies:
Income payable	$24,567,219

Group – not involving life contingencies:
Amount on deposit	$—
Income payable	—

Group – involving life contingencies:
Income payable	$—

62	(Continued)

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2025

Annuities:
Ordinary:
Immediate – amount of income payable	$15,529,083
Deferred – fully paid account balance	340,171,763
Deferred – not fully paid – account balance	1,763,180,728
Group:
Amount of income payable	$74,160
Fully paid account balance	—
Not fully paid – account balance	37,981,949

Accident and health insurance – premiums in force:
Other	$20,937,465
Group	4,205,280
Credit	—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$504,182,892
Dividend accumulations – account balance	196,096,708

Claim payments 2025
Group accident and health – year ended December 31, 2025:
2025	$52,000
2024	330,000
2023	215,000
2022	107,000
2021	(2,000)
Prior	450,000

Other accident and health – year ended December 31, 2025:
2025	$1,682,000
2024	1,792,000
2023	1,381,000
2022	1,086,000
2021	687,000
Prior	2,246,000

See accompanying independent auditors’ report.

63

Schedule 2

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2025

(In thousands)

Investment categories	Gross investment holdings		Admitted assets as reported in the annual statement
Issuer Credit Obligations (Schedule D Part 1 Section 1):
U.S. governments	$87,093	0.532%	$87,093	0.533%
All other governments	942,282	5.761	942,282	5.769
Corporate Bonds	6,959,408	42.548	6,959,408	42.606
Single Entity Backed	64,353	0.393	64,353	0.394
Parent, subsidiaries and affiliates	—	—	—	—
SVO identified funds	116,303	0.711	116,303	0.712
Other	2,080	0.013	2,080	0.013
Certificates of Deposit	7,500	0.046	7,500	0.046
Asset-Backed Securities (Schedule D Part 1 Section 2):
Financial - Self Liquidating: Agency	1,418,192	8.670	1,418,192	8.682
Financial - Self Liquidating: Non Agency and Other	883,312	5.400	883,312	5.408
Non-Financial - Practical Expedient	99,090	0.606	99,090	0.607
Non-Financial - Full Analysis	5,000	0.031	5,000	0.031
Total bonds	10,584,613	64.711	10,584,613	64.800

Preferred stocks (Schedule D, Part 2, Section 1):
Industrial and miscellaneous (Unaffiliated) - Perpetual Preferred	23,591	0.144	23,591	0.144
Industrial and miscellaneous (Unaffiliated) - Redeemable Preferred	645	0.004	645	0.004
Total preferred stocks	24,236	0.148	24,236	0.148

Common stocks (Schedule D, Part 2, Section 2):
Industrial and miscellaneous Publicly traded (Unaffiliated)	153,549	0.939	153,549	0.940
Industrial and miscellaneous Other (Unaffiliated)	22,734	0.139	22,734	0.139
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—
Mutual Funds	301,798	1.845	301,798	1.848
Unit investment trusts	—	—	—	—
Closed-end funds	—	—	—	—
Exchange traded funds	844,528	5.163	844,528	5.170
Total common stocks	1,322,609	8.086	1,322,609	8.097

Mortgage loans (Schedule B):
Farm mortgages	—	—	—	—
Residential mortgages	1,315	0.008	1,315	0.008
Commercial mortgages	2,137,949	13.071	2,137,949	13.089
Mezzanine real estate loans	—	—	—	—
Total mortgages loans	2,139,264	13.079	2,139,264	13.097

Real estate (Schedule A)
Properties occupied by company	19,913	0.122	19,913	0.122
Properties held for production of income	1,089	0.007	1,089	0.007
Properties held for sale	—	—	—	—
Total real estate	21,002	0.128	21,002	0.129

Cash, cash equivalents and short-term investments:
Cash (Schedule E, Part 1)	64,797	0.396	64,797	0.397
Cash equivalents (Schedule E, Part 2)	128,073	0.783	128,073	0.784
Short-term investments (Schedule DA)	—	—	—	—
Total cash, cash equivalents and short-term investment	192,870	1.179	192,870	1.181

Contract loans	665,447	4.068	665,447	4.074
Derivatives (Schedule DB)	—	—	—	—
Other invested assets (Schedule BA)	1,392,003	8.510	1,369,481	8.384
Receivables for securities	14,653	0.090	14,653	0.090
Securities Lending (Schedule DL, Part 1)	—	—	—	—
Other invested assets (Page 2, Line 11)	—	—	—	—
Total invested assets	$16,356,697	100.000%	$16,334,175	100.000%

See accompanying independent auditors’ report.

64

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2025

(In thousands)

1)	Total admitted assets (excluding separate account assets):	$17,019,909

2)	Ten largest exposures to a single issuer/borrower/investment:

Issuer	Description of exposure	Amount	Percentage
WEC Energy Group, Inc.	Indust. & Misc. - Issuer Obligations	$71,327	0.4%
Duke Energy Corporation	Indust. & Misc. - Issuer Obligations	66,714	0.4
Entergy Corporation	Indust. & Misc. - Issuer Obligations	62,861	0.4
Berkshire Hathaway Inc.	Indust. & Misc. - Issuer Obligations	59,557	0.4
NextEra Energy, Inc.	Indust. & Misc. - Issuer Obligations	59,176	0.3
Sempra	Indust. & Misc. - Issuer Obligations	58,967	0.3
Mars, Incorporated	Indust. & Misc. - Issuer Obligations	53,980	0.3
National Football League, Inc.	Indust. & Misc. - Issuer Obligations	52,497	0.3
Unilever PLC	Indust. & Misc. - Issuer Obligations	49,688	0.3
Mercedes-Benz Group AG	Indust. & Misc. - Issuer Obligations	47,067	0.3

3)	Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage	Stocks	Amount	Percentage
NAIC-1	$6,478,425	38.1%	P/RP-1	$1,234	—
NAIC-2	3,832,965	22.6	P/RP-2	13,219	0.1
NAIC-3	129,755	0.8	P/RP-3	4,776	—
NAIC-4	83,322	0.5	P/RP-4	—	—
NAIC-5	56,163	0.3	P/RP-5	5,007	—
NAIC-6	3,984	—	P/RP-6	—	—

4)	Admitted assets held in foreign investments:

	Amount	Percentage
Total admitted assets held in foreign investments	$1,239,460	7.3%
Foreign-currency denominated investments	—	—
Insurance liabilities denominated in that same foreign currency	—	—

5)	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$1,117,203	6.6%
Countries rated by NAIC-2	111,762	0.7
Countries rated by NAIC-3 or below	10,496	0.1

6)	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country:
Australia	$381,242	2.2%
United Kingdom	203,793	1.2
Countries rated NAIC-2:
Country:
Mexico	$53,406	0.3
Panama	16,655	0.1
Countries rated NAIC-3 or below:
Country:
Colombia	$3,641	—
Morocco	2,283	—

7)	Aggregate unhedged foreign currency exposure:	—	—

8)	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$—	—%
Countries rated by NAIC-2	—	—
Countries rated by NAIC-3 or below	—	—

9)	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:	$—	—%
Countries rated NAIC-2:	—	—
Countries rated NAIC-3 or below:	—	—

N/M – Not meaningful

65	(Continued)

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2025

(In thousands)

10)	Ten largest nonsovereign foreign issues:

Issuer	NAIC Rating	Amount	Percentage
Equinor ASA	1	$28,382	0.2%
Sydney Airport Limited	2	23,000	0.1
International Business Machines Corporation	1	18,071	0.1
Sg Finance & Treasury Limited	2	18,000	0.1
Ferguson Enterprises Inc.	2	16,968	0.1
Transurban Group	2	16,098	0.1
Australian Gas Networks Limited	1	16,000	0.1
Enel SpA	2	15,993	0.1
NSW Electricity Networks Finance Pty Limited	2	15,000	0.1
Dowlais Group plc	2	15,000	0.1

11)	Assets held in Canadian investments total $155,815 or 0.9% of the Company’s total admitted assets.

12)	There were no admitted assets held in investments with contractual sales restrictions.

13)	Ten largest equity interests:

Issuer	Investment category	Amount	Percentage
PIMCO:INCOME INST	Mutual Funds – Common Stocks	$301,798	1.8%
VANGUARD 500 IDX ETF	Mutual Funds – Common Stocks	152,228	0.9
ISHARES:CORE MSCI EMMKTS	Mutual Funds – Common Stocks	132,051	0.8
VANECK:MS WIDE MOAT	Mutual Funds – Common Stocks	114,720	0.7
SPDR S&P 500	Mutual Funds – Common Stocks	110,401	0.6
SIMPLIFY:SHTM TRS FS	Mutual Funds – Common Stocks	65,018	0.4
INVESCO S&P500 EWGHT	Mutual Funds – Common Stocks	62,907	0.4
ISHARES:CORE MSCI EAFE	Mutual Funds – Common Stocks	61,193	0.4
SPDR EURO STOXX 50	Mutual Funds – Common Stocks	51,820	0.3
VANGUARD HI DV YLD ETF	Mutual Funds – Common Stocks	28,707	0.2

14)	Assets held in nonaffiliated, privately placed equities total $27,740 or 0.2% of the Company’s total admitted assets.

15)	There were no admitted assets held in general partnership interests.

16)	Ten largest aggregate mortgage interests:

Issuer	Investment category	Amount	Percentage
95 Whse Inc.	Commercial	$24,455	0.1%
Springhill Land Group Series PH-1	Commercial	18,535	0.1
Elm Apartments LLC	Commercial	18,173	0.1
Sawmill Creek Apartments, LLC	Commercial	15,588	0.1
Palm Bay Developers LLC	Commercial	14,446	0.1
Springs of Royal Oaks Apartments, LLC	Commercial	13,951	0.1
Carriage Crossing Apartments, LLC	Commercial	13,733	0.1
BOP Partnership 2	Commercial	13,672	0.1
Campbell Project Parnters, LLC	Commercial	12,669	0.1
Coral Springs Trade Center, Ltd.	Commercial	12,366	0.1

Amount and percentage of Company’s total admitted assets held in the following categories of mortgage loans:

Loans
Construction loans	$—	—%
Mortgage loans over 90 days past due	—	—
Mortgage loans in the process of foreclosure	—	—
Mortgage loans foreclosed	—	—
Restructured mortgage loans	—	—

N/M – Not meaningful

66	(Continued)

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2025

(In thousands)

17)	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-value	Residential		Commercial		Agricultural
Above 95%	$—	—%	$—	—%	$—	—%
91% to 95%	—	—	—	—	—	—
81% to 90%	—	—	—	—	—	—
71% to 80%	399	N/M	—	—	—	—
Below 70%	916	N/M	2,137,949	12.56%	—	—

18)	There were no assets held in real estate reported in the Annual Statement Schedule A that exceeded 2.5% of the Company’s total admitted assets.

19)	There were no admitted assets held in investments held in mezzanine real estate loans.

20)	Total admitted assets subject to the following types of agreements:

	At year-end		At end of each quarter
Agreement type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Securities lending	$113,988	0.7%	$53,020	8,882	88,718
Repurchase	—	—	—	—	—
Reverse repurchase	—	—	—	—	—
Dollar repurchase	—	—	—	—	—
Dollar reverse repurchase	—	—	—	—	—

21)	Warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
Hedging	$—	—	$—	—
Income generation	—	—	—	—
Other	—	—	—	—

22)	Potential exposure for collars, swaps and forwards:

At end of each quarter
	At year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	—%	$—	—	—
Income generation	—	—	—	—	—
Replications	—	—	—	—	—
Other	—	—	—	—	—

23)	Potential exposure for futures contracts:

At end of each quarter
	At year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	—%	$—	—	—
Income generation	—	—	—	—	—
Replications	—	—	—	—	—
Other	—	—	—	—	—

N/M – Not meaningful

See accompanying independent auditors’ report.

67

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2025

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has Southern Farm Bureau Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:     __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.	Has Southern Farm Bureau Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:     __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

68	(Continued)

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2025

3.	Does Southern Farm Bureau Life Insurance Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

4.	Has Southern Farm Bureau Life Insurance Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒

69	(Continued)

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2025

5.	Has Southern Farm Bureau Life Insurance Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☒ N/A ☐

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☒ N/A ☐

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

N/A

See accompanying independent auditors’ report.

70

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Financial Statements

December 31, 2025 and 2024

(With Report of Independent Registered
Public Accounting Firm Thereon)

KPMG LLP

Suite 1100

One Jackson Place

188 East Capitol Street

Jackson, MS 39201-2127

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Southern Farm Bureau Life Insurance Company and Contract Owners of Southern Farm Bureau Life Variable Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix that comprise Southern Farm Bureau Life Variable Life Account (the Subaccounts), as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Subaccounts as of December 31, 2025, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Subaccounts' management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Subaccounts' auditor since 2002.

Jackson, Mississippi

April 28, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

Appendix

Fidelity VIP Contrafund Subaccount (Contrafund)

Fidelity VIP Growth Subaccount (Growth)

Fidelity VIP High Income Subaccount (High Income)

Fidelity VIP Index 500 Subaccount (Index 500)

Fidelity VIP Mid Cap Subaccount (Mid Cap)

Fidelity VIP Overseas Subaccount (Overseas)

Fidelity VIP Equity-Income Subaccount (Equity-Income)

Fidelity VIP Value Strategies Subaccount (Value Strategies)

Fidelity VIP Dynamic Capital Appreciation Subaccount (Dynamic Capital)

Fidelity VIP Investment Grade Bond Subaccount (Investment Grade Bond)

Fidelity VIP Disciplined Small Cap Subaccount (Disciplined Small Cap)

Fidelity VIP Government Money Market Subaccount (Money Market)

T. Rowe Price Equity Income Subaccount (Equity Income)

T. Rowe Price Mid-Cap Growth Subaccount (Mid-Cap Growth)

T. Rowe Price Moderate Allocation Subaccount (Moderate Allocation)

T. Rowe Price Blue Chip Growth Subaccount (Blue Chip)

T. Rowe Price Limited-Term Bond Subaccount (Limited-Term Bond)

Franklin Income VIP Subaccount (Income Securities)

Franklin Small Cap Value VIP Subaccount (Small Cap Value)

Franklin Small-Mid Cap Growth VIP Subaccount (Small-Mid Cap)

Franklin Mutual Shares VIP Subaccount (Mutual Shares)

Templeton Global Bond VIP Subaccount (Global Income)

Franklin Rising Dividends VIP Subaccount (Rising Dividends)

2

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Assets and Liabilities

December 31, 2025

										Investment
			High				Equity-	Value	Dynamic	Grade	Disciplined	Money
	Contrafund	Growth	Income	Index 500	Mid Cap	Overseas	Income	Strategies	Capital	Bond	Small Cap	Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investments in shares of mutual funds, at fair value	$719,727	503,765	33,185	277,022	655,723	392,366	107,448	26,783	24,340	64,660	2,374	63,641
Liabilities	—	—	—	—	—	—	—	—	—	—	—	—
Net assets	$719,727	503,765	33,185	277,022	655,723	392,366	107,448	26,783	24,340	64,660	2,374	63,641
Investments in shares of mutual funds, at cost	$521,789	437,814	34,978	121,850	626,528	319,734	86,556	23,191	18,594	70,739	1,921	63,641
Shares of mutual funds owned	12,017.47	5,155.19	6,800.30	419.65	17,481.29	14,257.47	3,650.96	1,681.30	1,236.80	5,691.94	117.58	63,640.66
Accumulation units outstanding	6,103.52	4,074.82	923.08	2,767.09	9,913.60	8,151.26	3,079.43	710.58	388.90	4,230.83	57.38	5,679.32
Accumulation unit value*	$117.92	123.63	35.95	100.11	66.14	48.14	34.89	37.69	62.59	15.28	41.37	11.21

*The accumulation unit value represents the ending unit value of each open and available subaccount whether or not there is activity at the end of the period in the underlying fund.

3	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Assets and Liabilities

December 31, 2025

	Equity	Mid-Cap	Moderate		Limited-	Income	Small Cap	Small-	Mutual	Global	Rising
	Income	Growth	Allocation	Blue Chip	Term Bond	Securities	Value	Mid Cap	Shares	Income	Dividends
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investments in shares of mutual funds, at fair value	$476,115	64,461	320,653	207,398	156,544	—	89,193	21,082	10,544	1,321	8,420
Liabilities	—	—	—	—	—	—	—	—	—	—	—
Net assets	$476,115	64,461	320,653	207,398	156,544	—	89,193	21,082	10,544	1,321	8,420
Investments in shares of mutual funds, at cost	$453,125	68,859	300,624	119,088	158,296	—	81,398	20,360	11,199	1,507	7,910
Shares of mutual funds owned	16,468.87	2,460.34	14,295.71	3,174.62	32,956.73	0.02	5,970.05	1,130.42	635.18	94.38	284.09
Accumulation units outstanding	7,982.42	599.43	6,769.53	2,834.47	11,097.07	—	2,546.44	554.88	427.95	99.51	185.14
Accumulation unit value*	$59.65	107.54	47.37	73.17	14.11	23.87	35.03	37.99	24.64	13.28	45.48

*The accumulation unit value represents the ending unit value of each open and available subaccount whether or not there is activity at the end of the period in the underlying fund.

See accompanying notes to financial statements.

4

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Operations

Year ended December 31, 2025

			High				Equity-	Value	Dynamic	Investment	Disciplined	Money
	Contrafund	Growth	Income	Index 500	Mid Cap	Overseas	Income	Strategies	Capital	Grade Bond	Small Cap	Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$940	1,389	2,087	2,951	2,685	6,080	1,824	284	131	2,249	18	2,535
Expenses:
Mortality and expense risk charges	(6,809)	(4,885)	(329)	(2,629)	(6,304)	(3,904)	(1,032)	(257)	(220)	(649)	(20)	(653)
Net investment income (loss)	(5,869)	(3,496)	1,758	322	(3,619)	2,176	792	27	(89)	1,600	(2)	1,882
Realized gains (losses) on investments:
Realized gains (losses) on sale of fund shares	12,172	7,564	(98)	6,350	2,796	3,716	851	42	132	(188)	34	—
Capital gain distributions from mutual funds	106,681	61,512	—	1,288	68,459	33,770	5,614	1,020	3,479	—	135	—
Total realized gains (losses) on investments	118,853	69,076	(98)	7,638	71,255	37,486	6,465	1,062	3,611	(188)	169	—
Change in unrealized appreciation (depreciation) of investments	8,805	(4,302)	1,139	31,586	(4,739)	23,358	9,028	636	69	2,247	154	—
Net increase (decrease) in net assets from operations	$121,789	61,278	2,799	39,546	62,897	63,020	16,285	1,725	3,591	3,659	321	1,882

5	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Operations

Year ended December 31, 2025

	Equity	Mid-Cap	Moderate		Limited-	Income	Small Cap	Small-	Mutual	Global	Rising
	Income	Growth	Allocation	Blue Chip	Term Bond	Securities	Value	Mid Cap	Shares	Income	Dividends
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$7,387	—	6,806	—	6,491	—	1,036	1	227	—	76
Expenses:
Mortality and expense risk charges	(4,662)	(659)	(3,116)	(1,950)	(1,578)	—	(873)	(219)	(104)	(13)	(79)
Net investment income (loss)	2,725	(659)	3,690	(1,950)	4,913	—	163	(218)	123	(13)	(3)
Realized gains (losses) on investments:
Realized gains (losses) on sale of fund shares	817	231	8,239	2,413	(108)	—	(514)	(4)	(19)	(6)	38
Capital gain distributions from mutual funds	45,281	8,143	13,687	17,311	—	—	6,516	915	983	—	697
Total realized gains (losses) on investments	46,098	8,374	21,926	19,724	(108)	—	6,002	911	964	(6)	735
Change in unrealized appreciation (depreciation) of investments	6,943	(6,186)	11,912	13,155	2,019	—	(571)	(353)	(68)	190	61
Net increase (decrease) in net assets from operations	$55,766	1,529	37,528	30,929	6,824	—	5,594	340	1,019	171	793

See accompanying notes to financial statements.

6

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Contrafund		Growth		High Income		Index 500		Mid Cap		Overseas
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(5,869)	(4,833)	(3,496)	(4,422)	1,758	1,462	322	534	(3,619)	(2,846)	2,176	2,030
Total realized gains (losses) on investments	118,853	83,950	69,076	106,956	(98)	(58)	7,638	4,956	71,255	83,463	37,486	21,715
Change in unrealized appreciation (depreciation) of investments	8,805	72,509	(4,302)	952	1,139	761	31,586	40,242	(4,739)	3,584	23,358	(11,292)
Net increase (decrease) in net assets from operations	121,789	151,626	61,278	103,486	2,799	2,165	39,546	45,732	62,897	84,201	63,020	12,453
Contract transactions:
Transfers of net premiums	18,244	18,641	9,309	9,239	1,671	1,676	9,116	8,369	23,748	22,921	15,394	15,886
Transfers of surrenders and death benefits	—	(10,133)	—	(11,729)	—	—	—	(3)	—	(14,652)	—	(18,225)
Transfers of policy loans, net of repayments	(105)	(3,067)	415	(2,077)	—	—	(107)	(215)	189	(2,143)	230	(1,680)
Transfers of administrative charges	(28,976)	(26,554)	(20,649)	(18,937)	(1,185)	(1,116)	(11,837)	(10,792)	(26,963)	(26,884)	(12,872)	(12,195)
Transfers between subaccounts, including the Declared Interest Option account	679	(34)	3,357	972	—	—	2,445	—	(1,014)	519	(1,828)	674
Net increase (decrease) in net assets from contract transactions	(10,158)	(21,147)	(7,568)	(22,532)	486	560	(383)	(2,641)	(4,040)	(20,239)	924	(15,540)
Total increase (decrease) in net assets	111,631	130,479	53,710	80,954	3,285	2,725	39,163	43,091	58,857	63,962	63,944	(3,087)
Net assets at beginning of year	608,096	477,617	450,055	369,101	29,900	27,175	237,859	194,768	596,866	532,904	328,422	331,509
Net assets at end of year	$719,727	608,096	503,765	450,055	33,185	29,900	277,022	237,859	655,723	596,866	392,366	328,422

7	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Equity-Income		Value Strategies		Dynamic Capital		Investment Grade Bond		Disciplined Small Cap		Money Market
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (decrease) in net assets from operations:
Net investment income (loss)	$792	679	27	1	(89)	(143)	1,600	1,444	(2)	2	1,882	2,319
Total realized gains (losses) on investments	6,465	5,849	1,062	3,570	3,611	1,791	(188)	(748)	169	157	—	—
Change in unrealized appreciation (depreciation) of investments	9,028	4,860	636	(1,666)	69	2,144	2,247	(295)	154	67	—	—
Net increase (decrease) in net assets from operations	16,285	11,388	1,725	1,905	3,591	3,792	3,659	401	321	226	1,882	2,319
Contract transactions:
Transfers of net premiums	3,043	2,853	250	250	330	111	3,873	3,861	636	635	9,084	8,930
Transfers of surrenders and death benefits	—	(8,154)	—	—	—	—	—	(4,274)	—	—	—	—
Transfers of policy loans, net of repayments	(3)	(3)	—	—	(61)	(2,903)	(3)	(3)	(38)	(1,381)	(54)	(50)
Transfers of administrative charges	(2,135)	(2,057)	(189)	(195)	(178)	(146)	(1,419)	(1,403)	(223)	(167)	(8,121)	(7,482)
Transfers between subaccounts, including the Declared Interest Option account	(2,043)	—	—	—	2,444	(52)	(655)	—	—	(41)	—	—
Net increase (decrease) in net assets from contract transactions	(1,138)	(7,361)	61	55	2,535	(2,990)	1,796	(1,819)	375	(954)	909	1,398
Total increase (decrease) in net assets	15,147	4,027	1,786	1,960	6,126	802	5,455	(1,418)	696	(728)	2,791	3,717
Net assets at beginning of year	92,301	88,274	24,997	23,037	18,214	17,412	59,205	60,623	1,678	2,406	60,850	57,133
Net assets at end of year	$107,448	92,301	26,783	24,997	24,340	18,214	64,660	59,205	2,374	1,678	63,641	60,850

8	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Equity Income		Mid-Cap Growth		Moderate Allocation		Blue Chip		Limited-Term Bond
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,725	3,303	(659)	(662)	3,690	3,429	(1,950)	(1,652)	4,913	4,450
Total realized gains (losses) on investments	46,098	28,311	8,374	6,308	21,926	9,031	19,724	12,369	(108)	(241)
Change in unrealized appreciation (depreciation) of investments	6,943	9,378	(6,186)	(746)	11,912	10,547	13,155	33,996	2,019	1,148
Net increase (decrease) in net assets from operations	55,766	40,992	1,529	4,900	37,528	23,007	30,929	44,713	6,824	5,357
Contract transactions:
Transfers of net premiums	18,096	17,738	2,135	2,340	13,940	14,051	3,998	3,418	11,945	12,611
Transfers of surrenders and death benefits	—	—	—	—	—	(5,980)	—	(7,106)	—	(4,013)
Transfers of policy loans, net of repayments	(60)	(244)	—	(90)	212	(32)	(4)	(3)	(54)	(50)
Transfers of administrative charges	(23,361)	(23,045)	(3,211)	(3,435)	(11,976)	(14,154)	(3,499)	(3,139)	(8,485)	(7,978)
Transfers between subaccounts, including the Declared Interest Option account	—	—	—	—	527	577	403	—	—	—
Net increase (decrease) in net assets from contract transactions	(5,325)	(5,551)	(1,076)	(1,185)	2,703	(5,538)	898	(6,830)	3,406	570
Total increase (decrease) in net assets	50,441	35,441	453	3,715	40,231	17,469	31,827	37,883	10,230	5,927
Net assets at beginning of year	425,674	390,233	64,008	60,293	280,422	262,953	175,571	137,688	146,314	140,387
Net assets at end of year	$476,115	425,674	64,461	64,008	320,653	280,422	207,398	175,571	156,544	146,314

9	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Income Securities		Small Cap Value		Small-Mid Cap		Mutual Shares		Global Income		Rising Dividends
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	—	163	25	(218)	(207)	123	108	(13)	(12)	(3)	6
Total realized gains (losses) on investments	—	—	6,002	(1,012)	911	11	964	170	(6)	(7)	735	296
Change in unrealized appreciation (depreciation) of investments	—	—	(571)	9,007	(353)	2,141	(68)	626	190	(128)	61	252
Net increase (decrease) in net assets from operations	—	—	5,594	8,020	340	1,945	1,019	904	171	(147)	793	554
Contract transactions:
Transfers of net premiums	—	—	2,764	2,754	349	347	—	—	89	—	1,214	1,214
Transfers of surrenders and death benefits	—	—	—	(7,026)	—	—	—	—	—	—	—	—
Transfers of policy loans, net of repayments	—	—	(39)	(1,352)	(40)	(1,530)	—	—	—	—	—	—
Transfers of administrative charges	—	—	(1,804)	(1,841)	(183)	(181)	(69)	(66)	(7)	(6)	(421)	(313)
Transfers between subaccounts, including the Declared Interest Option account	—	—	(1,740)	(40)	—	(18)	—	—	—	—	—	—
Net increase (decrease) in net assets from contract transactions	—	—	(819)	(7,505)	126	(1,382)	(69)	(66)	82	(6)	793	901
Total increase (decrease) in net assets	—	—	4,775	515	466	563	950	838	253	(153)	1,586	1,455
Net assets at beginning of year	—	—	84,418	83,903	20,616	20,053	9,594	8,756	1,068	1,221	6,834	5,379
Net assets at end of year	$—	—	89,193	84,418	21,082	20,616	10,544	9,594	1,321	1,068	8,420	6,834

See accompanying notes to financial statements.

10

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2025 and 2024

(1)	Organization and Significant Accounting Policies

(a)	Organization

Southern Farm Bureau Life Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Southern Farm Bureau Life Insurance Company (the Company) in accordance with the rules and regulations of the Insurance Department of the State of Mississippi. The Account is a funding vehicle for individual adjustable premium variable life insurance policies issued by the Company. The Account commenced operations on August 1, 2002.

At the direction of eligible policy owners, the Account is currently available to invest in 23 investment subaccounts which, in turn, may own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests exclusively in shares of
Fidelity Variable Insurance Products Funds:
Fidelity VIP Contrafund (Contrafund)	VIP Contrafund Portfolio (Initial Class)
Fidelity VIP Growth (Growth)	VIP Growth Portfolio (Initial Class)
Fidelity VIP High Income (High Income)	VIP High Income Portfolio (Initial Class)
Fidelity VIP Index 500 (Index 500)	VIP Index 500 Portfolio (Initial Class)
Fidelity VIP Mid Cap (Mid Cap)	VIP Mid Cap Portfolio (Initial Class)
Fidelity VIP Overseas (Overseas)	VIP Overseas Portfolio (Initial Class)
Fidelity VIP Equity-Income (Equity-Income)	VIP Equity-Income Portfolio (Initial Class)
Fidelity VIP Value Strategies (Value Strategies)	VIP Value Strategies Portfolio (Initial Class)
Fidelity VIP Dynamic Capital Appreciation (Dynamic Capital)	VIP Dynamic Capital Appreciation Portfolio (Initial Class)
Fidelity VIP Investment Grade Bond (Investment Grade Bond)	VIP Investment Grade Bond Portfolio (Initial Class)
Fidelity VIP Disciplined Small Cap (Disciplined Small Cap)	VIP Disciplined Small Cap Portfolio (Initial Class)
Fidelity VIP Government Money Market (Money Market)	VIP Government Money Market Portfolio (Initial Class)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income (Equity Income)	Equity Income Portfolio
T. Rowe Price Mid-Cap Growth (Mid-Cap Growth)	Mid-Cap Growth Portfolio
T. Rowe Price Moderate Allocation (Moderate Allocation)	Moderate Allocation Portfolio
T. Rowe Price Blue Chip Growth (Blue Chip)	Blue Chip Growth Portfolio

T. Rowe Price Fixed Income Series, Inc.:
T. Rowe Price Limited-Term Bond (Limited-Term Bond)	Limited-Term Bond Portfolio

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP (Income Securities)	Franklin Income VIP Fund (Class 1)
Franklin Small Cap Value VIP (Small Cap Value)	Franklin Small Cap Value VIP Fund (Class 1)
Franklin Small-Mid Cap Growth VIP (Small-Mid Cap)	Franklin Small-Mid Cap Growth VIP Fund (Class 1)
Franklin Mutual Shares VIP (Mutual Shares)	Franklin Mutual Shares VIP Fund (Class 1)
Templeton Global Bond VIP (Global Income)	Templeton Global Bond VIP Fund (Class 1)
Franklin Rising Dividends VIP (Rising Dividends)	Franklin Rising Dividends VIP Fund (Class 1)

11	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2025 and 2024

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and separate from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account, which is held and administered by the Company. The DIO account is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

(b)	Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the respective Fund. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the respective Fund on the payable date.

(c)	Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements.

(d)	Fair Value Measurements

Investments in the Funds are stated at the closing net asset value per share on December 31, 2025, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. The Account applies Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement (Topic 820). Topic 820 defines fair value as the price that the Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Topic 820 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets. Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in nonactive markets. Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit risks. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the reporting entity’s own assumptions in determining the fair value of the investment.

12	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2025 and 2024

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2025, the Account’s investments in the Funds are valued within the above fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds’ underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Account sells and redeems shares at net asset value with the Funds. The characterization of the underlying securities held by the Funds in accordance with Topic 820 differs from the characterization of an investment in the Fund.

(e)	Segment Reporting

The Separate Account has identified David Hurt, Executive Vice-President and Chief Executive Officer of the Company, as the chief operating decision maker (“CODM”). The Separate Account is comprised of multiple subaccounts, each which constitute an operating segment. The significant performance measures in the form of the Subaccounts (e.g. total return ratio, investment income ratio, and Statement of Net Changes, etc.), are used by the CODM to make operational decisions of the Separate Account. Segment assets are reflected on the accompanying statements of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statements of operations.

(f)	Subsequent Events

The Account has evaluated subsequent events through April 28, 2026, the date the financial statements were issued.

(2)	Expense Charges

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Premium Expense Charge: The Company deducts a premium expense charge from each premium payment for each policy year to compensate itself for policy-related distribution expenses. The remaining amount (the net premium) is credited to the Accumulated Value according to the allocation instructions. For policies issued prior to May 1, 2008, the charge is equal to 10% of premiums up to the basic annual premium and 3% in excess of the basic annual premium. For policies issued on or after May 1, 2008, the charge is 10% of the target premium and 3% in excess of the target premium.

Monthly Deduction: The Company deducts a monthly deduction from the Accumulated Value on the Policy Date and on each Monthly Deduction Day. The Company will make deductions from each subaccount and the DIO account on a pro-rata basis. Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction has three components:

1.	a cost of insurance charge

2.	a monthly policy expense equal to $6 for policies issued prior to May 1, 2008, $10 for the first 5 Policy Years and $6 thereafter for policies issued on or after May 1, 2008

3.	charges for any riders

13	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2025 and 2024

Mortality and Expense Risk Charge: The Company deducts a daily charge from each subaccount (not the DIO account) to compensate itself for certain mortality and expense risks it assumes. This charge is incorporated in the calculation of the unit value and is equal to:

●	The assets in each subaccount, multiplied by

●	0.0028618%, which is the daily portion of the annual mortality and expense risk charge rate of 1.05% during all policy years.

Surrender Charges: If the policyholder fully surrenders the Policy (or it lapses) during the first 10 Policy Years, the Company deducts surrender charges from the Accumulated Value. The Company will make the deductions from each subaccount and the DIO account on a pro-rata basis. The surrender charge begins at 50% of the basic annual premium on policies issued prior to May 1, 2008 or 50% of the surrender charge base on policies issued on or after May 1, 2008 in the 1st year, and declines 5% each year until the 11th year at which time the surrender charge will be 0%. Additional 10-year surrender charges are associated with certain increases in death benefit (Specified Amount) as selected by the policyholder in accordance with the policy terms.

Withdrawal Charges: For each withdrawal, the Company will make a deduction from each subaccount and the DIO account on a pro-rate basis a fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge: The Company may currently charge $25 in the form of redemption units for the 13th and each additional transfer among the subaccounts and the DIO account during a policy year.

(3)	Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company reviews periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

The Account applies FASB ASC Topic 740, Income Taxes (Topic 740). Topic 740 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. With limited exception, the Account is no longer subject to U.S. federal, state, and local audits by tax authorities for 2021 and earlier tax years.

There are no uncertain tax positions impacting the Account which rise to the level of more likely than not.

14	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2025 and 2024

(4)	Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by the subaccounts were as follows during the year ended December 31, 2025:

	Cost of	Proceeds
Subaccount	purchases	from sales
Contrafund	$113,039	22,386
Growth	69,904	19,456
High Income	3,134	891
Index 500	10,793	9,566
Mid Cap	80,543	19,743
Overseas	47,310	10,441
Equity-Income	9,084	3,816
Value Strategies	1,479	371
Dynamic Capital	6,345	420
Investment Grade Bond	5,010	1,614
Disciplined Small Cap	660	153
Money Market	8,349	5,559
Equity Income	60,596	17,916
Mid-Cap Growth	9,199	2,792
Moderate Allocation	87,724	67,644
Blue Chip	19,845	3,587
Limited-Term Bond	12,818	4,498
Income Securities	—	—
Small Cap Value	8,992	3,133
Small-Mid Cap	1,167	344
Mutual Shares	1,209	173
Global Income	89	20
Rising Dividends	1,751	265

15	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2025 and 2024

(5)	Changes from Units Outstanding

Transactions in units of each subaccount were as follows for the years ended December 31, 2025 and 2024:

	2025			2024
			Net			Net
			increase			increase
Subaccount	Purchased	Redeemed	(decrease)	Purchased	Redeemed	(decrease)
Contrafund	188	284	(96)	214	461	(247)
Growth	126	190	(64)	107	348	(241)
High Income	49	34	15	53	35	18
Index 500	133	135	(2)	107	141	(34)
Mid Cap	428	494	(66)	439	818	(379)
Overseas	358	336	22	411	812	(401)
Equity-Income	95	132	(37)	100	385	(285)
Value Strategies	7	5	2	7	5	2
Dynamic Capital	51	4	47	2	66	(64)
Investment Grade Bond	260	140	120	269	398	(129)
Disciplined Small Cap	17	7	10	19	50	(31)
Money Market	852	769	83	1,146	1,015	131
Equity Income	345	440	(95)	389	496	(107)
Mid-Cap Growth	20	31	(11)	23	34	(11)
Moderate Allocation	357	361	(4)	396	540	(144)
Blue Chip	68	53	15	61	207	(146)
Limited-Term Bond	917	670	247	1,056	1,020	36
Income Securities	—	—	—	—	—	—
Small Cap Value	84	112	(28)	89	350	(261)
Small-Mid Cap	9	5	4	9	49	(40)
Mutual Shares	—	3	(3)	—	3	(3)
Global Income	8	—	8	—	1	(1)
Rising Dividends	28	10	18	30	7	23

16	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2025 and 2024

(6)	Financial Highlights

The Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the years or periods ended December 31, 2025, 2024, 2023, 2022 and 2021:

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value (1)	assets	ratio (2)	net assets (3)	return (4)
Contrafund:
2025	6,104	$117.92	$719,727	0.14%	1.05%	20.22%
2024	6,200	98.09	608,096	0.19	1.05	32.39
2023	6,447	74.09	477,617	0.50	1.05	32.07
2022	6,777	56.10	380,188	0.51	1.05	(27.08)
2021	6,890	76.93	530,012	0.06	1.05	26.51
Growth:
2025	4,075	123.63	503,765	0.30	1.05	13.71
2024	4,139	108.73	450,055	—	1.05	29.03
2023	4,380	84.27	369,101	0.13	1.05	34.83
2022	4,487	62.50	280,422	0.61	1.05	(25.24)
2021	4,549	83.60	380,321	—	1.05	21.93
High Income:
2025	923	35.95	33,185	6.62	1.05	9.22
2024	908	32.92	29,900	6.16	1.05	7.83
2023	890	30.53	27,175	5.71	1.05	9.33
2022	892	27.92	24,898	4.92	1.05	(12.29)
2021	948	31.83	30,164	5.38	1.05	3.33
Index 500:
2025	2,767	100.11	277,022	1.17	1.05	16.55
2024	2,769	85.90	237,859	1.29	1.05	23.59
2023	2,803	69.50	194,768	1.48	1.05	24.89
2022	2,875	55.65	159,996	1.40	1.05	(19.06)
2021	3,185	68.75	218,998	1.25	1.05	27.24
Mid Cap:
2025	9,914	66.14	655,723	0.44	1.05	10.59
2024	9,980	59.81	596,866	0.55	1.05	16.27
2023	10,359	51.44	532,904	0.61	1.05	13.88
2022	10,911	45.17	492,865	0.50	1.05	(15.63)
2021	11,187	53.54	598,934	0.62	1.05	24.30
Overseas:
2025	8,151	48.14	392,366	1.62	1.05	19.14
2024	8,129	40.40	328,422	1.65	1.05	3.96
2023	8,530	38.87	331,509	1.05	1.05	19.26
2022	9,052	32.59	294,989	1.08	1.05	(25.27)
2021	9,112	43.61	397,370	0.53	1.05	18.46

17	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2025 and 2024

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value (1)	assets	ratio (2)	net assets (3)	return (4)
Equity-Income:
2025	3,079	$34.89	$107,448	1.84%	1.05%	17.78%
2024	3,116	29.62	92,301	1.81	1.05	14.14
2023	3,401	25.95	88,274	1.93	1.05	9.50
2022	4,064	23.70	96,312	1.94	1.05	(5.94)
2021	4,004	25.20	100,903	1.94	1.05	23.60
Value Strategies:
2025	711	37.69	26,783	1.15	1.05	6.86
2024	709	35.27	24,997	1.05	1.05	8.26
2023	707	32.58	23,037	1.21	1.05	19.60
2022	705	27.24	19,201	1.13	1.05	(7.99)
2021	702	29.61	20,796	1.57	1.05	32.21
Dynamic Capital:
2025	389	62.59	24,340	0.62	1.05	17.56
2024	342	53.24	18,214	0.23	1.05	24.21
2023	406	42.86	17,412	0.36	1.05	27.73
2022	407	33.56	13,654	0.31	1.05	(21.69)
2021	408	42.85	17,463	0.41	1.05	23.33
Investment Grade Bond:
2025	4,231	15.28	64,660	3.62	1.05	6.11
2024	4,111	14.40	59,205	3.54	1.05	0.73
2023	4,240	14.30	60,623	2.61	1.05	5.10
2022	4,668	13.61	63,511	2.32	1.05	(13.86)
2021	4,462	15.79	70,470	2.06	1.05	(1.64)
Disciplined Small Cap:
2025	57	41.37	2,374	0.94	1.05	16.16
2024	47	35.62	1,678	1.17	1.05	15.65
2023	78	30.80	2,406	1.02	1.05	19.71
2022	125	25.73	3,217	0.89	1.05	(19.08)
2021	104	31.79	3,310	0.41	1.05	19.40
Money Market
2025	5,679	11.21	63,641	4.06	1.05	3.05
2024	5,596	10.87	60,850	4.98	1.05	4.01
2023	5,465	10.45	57,133	4.79	1.05	3.81
2022*	5,475	10.07	55,146	2.08	1.05	0.72
Equity Income:
2025	7,982	59.65	476,115	1.65	1.05	13.17
2024	8,077	52.70	425,674	1.83	1.05	10.53
2023	8,184	47.68	390,233	2.08	1.05	8.41
2022	8,804	43.98	387,220	1.88	1.05	(4.34)
2021	8,950	45.98	411,518	1.57	1.05	24.25

*April 29, 2022 to December 31, 2022

18	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2025 and 2024

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value (1)	assets	ratio (2)	net assets (3)	return (4)
Mid-Cap Growth:
2025	599	$107.54	$64,461	0.00%	1.05%	2.47%
2024	610	104.95	64,008	0.00	1.05	8.18
2023	621	97.01	60,293	0.00	1.05	18.72
2022	636	81.72	51,984	0.00	1.05	(23.38)
2021	647	106.66	69,053	0.00	1.05	13.66
Moderate Allocation:
2025	6,770	47.37	320,653	2.28	1.05	14.42
2024	6,774	41.40	280,422	2.30	1.05	8.91
2023	6,918	38.01	262,953	2.28	1.05	14.15
2022	7,394	33.30	246,220	1.57	1.05	(19.16)
2021	7,466	41.19	307,533	0.98	1.05	8.92
Blue Chip:
2025	2,834	73.17	207,398	0.00	1.05	17.50
2024	2,819	62.27	175,571	0.00	1.05	34.10
2023	2,965	46.44	137,688	0.00	1.05	47.74
2022	3,480	31.43	109,370	0.00	1.05	(39.14)
2021	3,438	51.65	177,560	0.00	1.05	16.40
Limited-Term Bond:
2025	11,097	14.11	156,544	4.29	1.05	4.61
2024	10,850	13.48	146,314	4.21	1.05	3.87
2023	10,814	12.98	140,387	3.32	1.05	3.85
2022	11,142	12.50	139,282	1.94	1.05	(5.51)
2021	11,374	13.23	150,475	1.33	1.05	(0.91)
Prime Reserve:
2022*	—	—	—	0.05	1.05	(1.02)
2021	6,031	10.06	60,672	0.01	1.05	(1.03)
Income Securities:
2025	—	23.87	—	5.02	1.05	11.70
2024	—	21.37	—	0.00	1.05	6.34
2023	—	20.10	—	0.00	1.05	7.74
2022	—	18.65	—	0.00	1.05	(6.22)
2021	—	19.89	—	0.00	1.05	15.79
Small Cap Value:
2025	2,546	35.03	89,193	1.24	1.05	6.78
2024	2,574	32.80	84,418	1.08	1.05	10.84
2023	2,835	29.59	83,903	0.72	1.05	11.85
2022	3,251	26.46	86,014	1.23	1.05	(10.75)
2021	3,204	29.65	94,977	1.13	1.05	24.36

*Liquidated on May 6, 2022

19	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2025 and 2024

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value (1)	assets	ratio (2)	net assets (3)	return (4)
Small-Mid Cap:
2025	555	$37.99	$21,082	0.00%	1.05%	1.64%
2024	551	37.38	20,616	0.00	1.05	10.15
2023	591	33.94	20,053	0.00	1.05	25.81
2022	585	26.98	15,788	0.00	1.05	(34.21)
2021	580	41.00	23,763	0.00	1.05	9.11
Mutual Shares:
2025	428	24.64	10,544	2.27	1.05	10.65
2024	431	22.27	9,594	2.20	1.05	10.33
2023	434	20.18	8,756	2.16	1.05	12.55
2022	495	17.93	8,872	2.15	1.05	(8.12)
2021	495	19.52	9,667	3.08	1.05	18.28
Global Income:
2025	100	13.28	1,321	0.00	1.05	14.88
2024	92	11.56	1,068	0.00	1.05	(12.06)
2023	93	13.14	1,221	0.00	1.05	2.12
2022	93	12.87	1,202	0.00	1.05	(5.83)
2021	87	13.67	1,186	0.00	1.05	(5.62)
Rising Dividends:
2025	185	45.48	8,420	1.00	1.05	10.89
2024	167	41.02	6,834	1.15	1.05	9.88
2023	144	37.33	5,379	1.11	1.05	11.23
2022	148	33.56	4,969	1.03	1.05	(11.27)
2021	119	37.82	4,488	1.04	1.05	25.78

(1)	The accumulation unit value represents the ending unit value of each open and available subaccount whether or not there is activity at the end of the period in the underlying fund.

(2)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Ratios presented as 0.00 may earn investment income but are recorded as such due to rounding.

(3)	These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

20